UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number: 811-02383

AB BOND FUND, INC.

(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, New York 10105

(Address of principal executive offices) (Zip code)

Joseph J. Mantineo

AllianceBernstein L.P.

1345 Avenue of the Americas

New York, New York 10105

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 221-5672

Date of fiscal year end: December 31, 2020

Date of reporting period: December 31, 2020

ITEM 1. REPORTS TO STOCKHOLDERS.

DEC    12.31.20

ANNUAL REPORT

AB FLEXFEETM HIGH YIELD PORTFOLIO

As of January 1, 2021, as permitted by new regulations adopted by the Securities and Exchange Commission, the Fund’s annual and semi-annual shareholder reports are no longer sent by mail, unless you specifically requested paper copies of the reports. Instead, the reports are made available on a website, and you will be notified by mail each time a report is posted and provided with a website address to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically at any time by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling the Fund at (800) 221 5672.

You may elect to receive all future reports in paper form free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports; if you invest directly with the Fund, you can call the Fund at (800) 221 5672. Your election to receive reports in paper form will apply to all funds held in your account with your financial intermediary or, if you invest directly, to all AB Mutual Funds you hold.

Investment Products Offered	• Are Not FDIC Insured • May Lose Value • Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abfunds.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227 4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-PORT may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC 0330. AB publishes full portfolio holdings for the Fund monthly at www.abfunds.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

The [A/B] logo is a registered service mark of AllianceBernstein and AllianceBernstein® is a registered service mark used by permission of the owner, AllianceBernstein L.P.

FROM THE PRESIDENT

Dear Shareholder,

We’re pleased to provide this report for the AB FlexFee High Yield Portfolio (the “Fund”). Please review the discussion of Fund performance, the market conditions during the reporting period and the Fund’s investment strategy.

As always, AB strives to keep clients ahead of what’s next by:

+	Transforming uncommon insights into uncommon knowledge with a global research scope

+	Navigating markets with seasoned investment experience and sophisticated solutions

+	Providing thoughtful investment insights and actionable ideas

Whether you’re an individual investor or a multi-billion-dollar institution, we put knowledge and experience to work for you.

AB’s global research organization connects and collaborates across platforms and teams to deliver impactful insights and innovative products. Better insights lead to better opportunities—anywhere in the world.

For additional information about AB’s range of products and shareholder resources, please log on to www.abfunds.com.

Thank you for your investment in the AB Mutual Funds.

Sincerely,

Robert M. Keith

President and Chief Executive Officer, AB Mutual Funds

abfunds.com	AB FLEXFEE HIGH YIELD PORTFOLIO | 1

ANNUAL REPORT

February 11, 2021

This report provides management’s discussion of fund performance for AB FlexFee High Yield Portfolio for the annual reporting period ended December 31, 2020.

At a special meeting of the shareholders of the Fund held on January 20, 2021, the shareholders approved the amendment of the investment advisory agreement (the “Agreement”) of the Fund to implement an advisory fee with breakpoints at specific asset levels (based on the Fund’s average daily net assets) and eliminate the current performance-based, or “fulcrum,” advisory fee.

Under the Agreement as currently in place, for its services the Adviser receives an investment advisory fee that consists of a base fee (fulcrum fee) and a performance adjustment. The Fund’s fulcrum fee increases or decreases up to 0.20% from a mid-point or fulcrum fee of 0.40% of the Fund’s average daily net assets, resulting in a maximum advisory fee of 0.60% and a minimum advisory fee of 0.20%. A positive performance adjustment is earned when the Fund’s performance exceeds that of the Markit iBoxx USD Liquid High Yield Index plus 0.75%. Under the Agreement as it will be amended, the Fund will pay to the Adviser a fee for investment advisory services at the annual rate of 0.45% of the Fund’s average daily net assets up to $2.5 billion, 0.425% of average daily net assets in excess of $2.5 billion up to $5 billion, and 0.40% of average daily net assets in excess of $5 billion.

The Board of Directors of AB Bond Fund, Inc., has approved certain additional actions with respect to the Fund, including a change in the Fund’s name to “AB High Yield Portfolio.” The amended Agreement and other actions will take effect on or about May 1, 2021.

The Fund’s investment objective is to seek to maximize total return consistent with prudent investment management.

NAV RETURNS AS OF DECEMBER 31, 2020 (unaudited)

	6 Months	12 Months

AB FLEXFEE HIGH YIELD PORTFOLIO[1]

Advisor Class Shares	13.30%	8.84%

Markit iBoxx USD Liquid High Yield Index	10.38%	4.66%

1

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the Financial Highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

2 | AB FLEXFEE HIGH YIELD PORTFOLIO	abfunds.com

INVESTMENT RESULTS

The preceding table shows the Fund’s performance compared to its benchmark, the Markit iBoxx USD Liquid High Yield Index, for the six- and 12-month periods ended December 31, 2020.

The Fund outperformed the benchmark for both periods. The Fund’s performance-based advisory fee was accrued at its maximum rate for the performance period from January 1, 2020, to December 31, 2020.

In the 12-month period, industry allocation was the primary contributor, relative to the benchmark, due to exposures in the energy, media, airlines and electric sectors, which more than offset losses in commercial mortgage-backed securities. The use of derivatives, including high-yield credit default swaps, added to returns. The Fund’s longer-than-benchmark duration and yield-curve positioning in the two- to five-year parts of the curve also added in a period of falling interest rates. Security selection contributed, as selections in consumer cyclicals–other, automotive, retailers, finance, capital goods and technology exceeded losses from media, transportation, energy and banking. Currency decisions did not have a material impact on overall performance.

In the six-month period, industry allocation was the primary contributor, mostly due to exposures to airlines and telecommunications, which more than offset losses in cash equivalents, treasuries and energy. The use of derivatives, including high-yield credit default swaps, added to returns. Security selection also contributed, as selections among energy, capital goods, consumer cyclicals and services exceeded detractors in airlines and transportation services. Duration and yield-curve positioning, along with currency decisions, were minor contributors to performance.

During both periods, the Fund utilized derivatives in the form of futures to hedge duration, and interest-rate risk and interest rate swaps to hedge duration risk. Currency forwards were used to hedge foreign currency exposure and to take active currency risk. Credit default swaps, both single name and index, were used to take active exposure as well as to hedge investment-grade and high-yield credit risk taken through cash bonds. Total return swaps were used to create synthetic high-yield exposure.

MARKET REVIEW AND INVESTMENT STRATEGY

Global fixed-income market returns were positive yet volatile over the 12-month period ended December 31, 2020. Central banks and governments enacted an unprecedented amount of monetary and fiscal stimulus to combat market illiquidity and cushion the negative economic impact of COVID-19, setting the stage for a rebound in riskier assets following the initial sell-off in March. Government bonds rallied as interest rates were slashed. Risk assets rallied significantly in November when positive vaccine

abfunds.com	AB FLEXFEE HIGH YIELD PORTFOLIO | 3

news extended the credit rally. Developed-market and emerging-market investment-grade corporate bonds and commercial mortgage-backed securities led gains as investors searched for higher yields in a period of falling interest rates. Global developed-market high-yield corporate bonds also had strong returns, particularly in the US. Agency mortgage-backed securities, along with emerging-market local-currency debt and high-yield hard-currency sovereign bonds, had positive returns but trailed global treasuries. The US dollar declined against all major developed-market currencies and was mixed against emerging-market currencies. Brent crude oil prices were volatile and fell about 21% due to an uncertain oil industry outlook. Copper prices advanced more than 25%, and gold rose 24% as a perceived inflation hedge.

The Fund’s Senior Investment Management Team (the “Team”) continues to seek to maximize total return, utilizing a high-yield strategy with a global, multi-sector approach. The Team invests in corporate bonds from US and non-US issuers and, to a lesser extent, government bonds from developed and emerging markets, primarily focusing on lower-rated bonds (“junk bonds”), although it may also invest in investment-grade bonds.

INVESTMENT POLICIES

At least 80% of the Fund’s net assets will, under normal circumstances, be invested in fixed-income securities rated Ba1 or lower by Moody’s Investors Service or BB+ or lower by S&P Global Ratings or Fitch Ratings (commonly known as “junk bonds”), unrated securities considered by the Adviser to be of comparable quality, and related derivatives. The Fund may invest in fixed-income securities with a range of maturities from short- to long-term. The Fund may also invest in equity securities.

In selecting securities for purchase or sale by the Fund, the Adviser attempts to take advantage of inefficiencies that it believes exist in the global debt markets. These inefficiencies arise from investor behavior, market complexity, and the investment limitations to which investors are subject. The Adviser combines quantitative analysis with fundamental credit and economic research in seeking to exploit these inefficiencies.

The Fund will most often invest in securities of US issuers, but may also purchase fixed-income securities of foreign issuers, including securities denominated in foreign currencies and securities of emerging-market issuers. The Adviser may or may not hedge any foreign currency exposure through the use of currency-related derivatives.

(continued on next page)

4 | AB FLEXFEE HIGH YIELD PORTFOLIO	abfunds.com

The Fund expects to use derivatives, such as options, futures contracts, forwards and swaps, to a significant extent. Derivatives may provide a more efficient and economical exposure to market segments than direct investments, and may also be a more efficient way to alter the Fund’s exposure. The Fund may, for example, use credit default and interest rate swaps to gain exposure to the fixed-income markets or particular fixed-income securities and, as noted above, may use currency-related derivatives. The Adviser may use derivatives to effectively leverage the Fund by creating aggregate market exposure substantially in excess of the Fund’s net assets.

abfunds.com	AB FLEXFEE HIGH YIELD PORTFOLIO | 5

DISCLOSURES AND RISKS

Benchmark Disclosure

The Markit iBoxx USD Liquid High Yield Index is unmanaged and does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The Markit iBoxx USD Liquid High Yield Index consists of USD high-yield bond issues with more than $400 million outstanding, selected to provide a balanced representation of the broad USD high-yield liquid corporate bond universe. An investor cannot invest directly in an index or average, and their results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

Market Risk: The value of the Fund’s assets will fluctuate as the bond or stock market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events, including public health crises (including the occurrence of a contagious disease or illness), that affect large portions of the market.

Interest-Rate Risk: Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest-rate risk is generally greater for fixed-income securities with longer maturities or durations.

Credit Risk: An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security and accrued interest. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security.

Below Investment-Grade Securities Risk: Investments in fixed-income securities with lower ratings (commonly known as “junk bonds”) are subject to a higher probability that an issuer will default or fail to meet its payment obligations. These securities may be subject to greater price volatility, due to such factors as specific corporate developments, negative perceptions of the junk bond market generally and may be more difficult to trade than other types of securities.

Duration Risk: Duration is a measure that relates the expected price volatility of a fixed-income security to changes in interest rates. The duration of a fixed-income security may be shorter than or equal to full maturity of a fixed-income security. Fixed-income securities with longer durations have more risk and will decrease in price as interest rates rise.

6 | AB FLEXFEE HIGH YIELD PORTFOLIO	abfunds.com

DISCLOSURES AND RISKS (continued)

Inflation Risk: This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Fund’s assets can decline as can the value of the Fund’s distributions. This risk is significantly greater if the Fund invests a significant portion of its assets in fixed-income securities with longer maturities.

Derivatives Risk: Derivatives may be difficult to price or unwind and leveraged so that small changes may produce disproportionate losses for the Fund. Derivatives, especially over-the-counter derivatives, are also subject to counterparty risk.

Leverage Risk: To the extent the Fund uses leveraging techniques, its net asset value (“NAV”) may be more volatile because leverage tends to exaggerate the effect of changes in interest rates and any increase or decrease in the value of the Fund’s investments.

Foreign (Non-US) Risk: Investments in securities of non-US issuers may involve more risk than those of US issuers. These securities may fluctuate more widely in price and may be more difficult to trade due to adverse market, economic, political, regulatory or other factors.

Emerging-Market Risk: Investments in emerging-market countries may have more risk because the markets are less developed and less liquid, and because these investments may be subject to increased economic, political, regulatory or other uncertainties.

Currency Risk: Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns.

Illiquid Investments Risk: Illiquid investments risk exists when certain investments are or become difficult to purchase or sell. Difficulty in selling such investments may result in sales at disadvantageous prices affecting the value of your investment in the Fund. Causes of illiquid investments risk may include low trading volumes, large positions and heavy redemptions of Fund shares. Illiquid investments risk may be higher in a rising interest-rate environment, when the value and liquidity of fixed-income securities generally decline.

Management Risk: The Fund is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected.

abfunds.com	AB FLEXFEE HIGH YIELD PORTFOLIO | 7

DISCLOSURES AND RISKS (continued)

These risks are fully discussed in the Fund’s prospectus. As with all investments, you may lose money by investing in the Fund.

An Important Note About Historical Performance

The investment return and principal value of an investment in the Fund will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance shown in this report represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.abfunds.com.

Performance information prior to July 26, 2016 shown in this report reflects the historical performance of the AB High-Yield Portfolio, a series of The AB Pooling Portfolios (the “Accounting Survivor”), adjusted to reflect the expense ratio of Advisor Class shares of the Fund as of July 26, 2016. Upon completion of a reorganization of the Accounting Survivor into the Fund on July 26, 2016, the Fund assumed the performance and financial history of the Accounting Survivor. At the time of the reorganization, the Accounting Survivor and the Fund had substantially similar investment objectives and strategies.

Effective February 26, 2018, the Fund implemented a performance-based, or fulcrum, advisory fee. Accordingly, performance information shown prior to February 26, 2018 does not reflect performance fee adjustments and would have been different if the Fund had been managed under the performance (fulcrum) fee arrangement. Effective February 26, 2018, all previously offered shares of the Fund, including Class Z shares, were converted to Advisor Class shares.

All fees and expenses related to the operation of the Fund have been deducted. Performance assumes reinvestment of distributions and does not account for taxes.

8 | AB FLEXFEE HIGH YIELD PORTFOLIO	abfunds.com

HISTORICAL PERFORMANCE

GROWTH OF A $10,000 INVESTMENT IN THE FUND (unaudited)

12/31/2010 TO 12/31/2020

This chart illustrates the total value of an assumed $10,000 investment in AB FlexFee High Yield Portfolio Advisor Class shares (from 12/31/2010 to 12/31/2020) as compared to the performance of the Fund’s benchmark.

abfunds.com	AB FLEXFEE HIGH YIELD PORTFOLIO | 9

HISTORICAL PERFORMANCE (continued)

AVERAGE ANNUAL RETURNS AS OF DECEMBER 31, 2020 (unaudited)

	NAV Returns	SEC Returns (reflects applicable sales charges)	SEC Yields[1]

ADVISOR CLASS SHARES[2]			1.53%

1 Year	8.84%	8.84%

5 Years	8.42%	8.42%

10 Years	7.00%	7.00%

SEC AVERAGE ANNUAL RETURNS

AS OF THE MOST RECENT CALENDAR QUARTER-END

DECEMBER 31, 2020 (unaudited)

SEC Returns (reflects applicable sales charges)

ADVISOR CLASS SHARES

1 Year	8.84%

5 Years	8.42%

10 Years	7.00%

The Fund’s current prospectus fee table shows the Fund’s total annual operating expense ratio as 1.85% for Advisor Class shares, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursements limit the Fund’s annual operating expense ratio, exclusive of the Fund’s advisory fees, acquired fund fees and expenses other than the advisory fees of any AB mutual funds in which the Fund may invest, interest expense, taxes, extraordinary expenses, and brokerage commissions and other transaction costs to 0.10% for Advisor Class shares. These waivers/reimbursements may not be terminated before April 30, 2021. Any fees waived and expenses borne by the Adviser through December 31, 2019 under the expense limitation in effect prior to that date may be reimbursed by the Fund until the end of the third fiscal year after the fiscal period in which the fee was waived or the expense was borne, provided that no reimbursement payment will be made that would cause the Fund’s total other expenses to exceed the expense limitation. Absent reimbursements or waivers, performance would have been lower. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratio shown above may differ from the expense ratio in the Financial Highlights section since they are based on different time periods.

1	SEC yields are calculated based on SEC guidelines for the 30-day period ended December 31, 2020.

2	This share class is offered at NAV to eligible investors and the SEC returns are the same as the NAV returns.

10 | AB FLEXFEE HIGH YIELD PORTFOLIO	abfunds.com

EXPENSE EXAMPLE

(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

	Beginning Account Value 7/1/2020	Ending Account Value 12/31/2020	Expenses Paid During Period*	Annualized Expense Ratio*
Advisor Class
Actual	$1,000	$1,133.00	$4.07	0.76%
Hypothetical**	$1,000	$1,021.32	$3.86	0.76%

*	Expenses are equal to the classes’ annualized expense ratios multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

**	Assumes 5% annual return before expenses.

abfunds.com	AB FLEXFEE HIGH YIELD PORTFOLIO | 11

PORTFOLIO SUMMARY

December 31, 2020 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $38.7

1

All data are as of December 31, 2020. The Fund’s security type breakdown is expressed as a percentage of total investments and may vary over time. The Fund also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details).

12 | AB FLEXFEE HIGH YIELD PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS

December 31, 2020

		Principal Amount (000)	U.S. $ Value

CORPORATES – NON-INVESTMENT GRADE – 77.8%
Industrial – 70.1%
Basic – 5.5%
Advanced Drainage Systems, Inc. 5.00%, 09/30/2027(a)	U.S.$	28	$29,487
Arconic Corp. 6.125%, 02/15/2028(a)		11	11,861
Berry Global, Inc. 5.125%, 07/15/2023		3	3,043
Big River Steel LLC/BRS Finance Corp. 6.625%, 01/31/2029(a)		19	20,533
CF Industries, Inc. 3.45%, 06/01/2023		64	67,070
4.95%, 06/01/2043		27	33,246
5.15%, 03/15/2034		23	28,258
5.375%, 03/15/2044		73	92,242
Cleveland-Cliffs, Inc. 6.75%, 03/15/2026(a)		7	7,547
9.875%, 10/17/2025(a)		180	211,619
Commercial Metals Co. 4.875%, 05/15/2023		50	52,658
5.375%, 07/15/2027		45	47,458
ERP Iron Ore, LLC 9.039%, 12/31/2021(b)(c)(d)(e)(f)		5	4,250
FMG Resources (August 2006) Pty Ltd. 4.75%, 05/15/2022(a)		121	124,728
5.125%, 03/15/2023-05/15/2024(a)		100	108,079
Freeport-McMoRan, Inc. 5.25%, 09/01/2029		104	115,603
Graham Packaging Co., Inc. 7.125%, 08/15/2028(a)		10	11,000
Graphic Packaging International LLC 4.75%, 04/15/2021		26	26,010
4.75%, 07/15/2027(a)		28	30,941
Grinding Media, Inc./Moly-Cop AltaSteel Ltd. 7.375%, 12/15/2023(a)		106	108,072
Illuminate Buyer LLC/Illuminate Holdings IV, Inc. 9.00%, 07/01/2028(a)		37	40,886
Intelligent Packaging Holdco Issuer LP 9.00% (9.0% Cash or 9.75% PIK), 01/15/2026(a)(c)		39	39,461
Intelligent Packaging Ltd. Finco, Inc./Intelligent Packaging Ltd. Co-Issuer LLC 6.00%, 09/15/2028(a)		112	115,160
Joseph T Ryerson & Son, Inc. 8.50%, 08/01/2028(a)		72	81,619

abfunds.com	AB FLEXFEE HIGH YIELD PORTFOLIO | 13

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Kaiser Aluminum Corp. 6.50%, 05/01/2025(a)	U.S.$	21	$22,573
Kraton Polymers LLC/Kraton Polymers Capital Corp. 4.25%, 12/15/2025(a)		35	35,709
7.00%, 04/15/2025(a)		10	10,525
Magnetation LLC/Mag Finance Corp. 11.00%, 05/15/2018(b)(e)(f)(g)		60	– 0	–
NOVA Chemicals Corp. 5.25%, 06/01/2027(a)		54	57,622
Olin Corp. 5.625%, 08/01/2029		57	61,797
Peabody Energy Corp. 6.00%, 03/31/2022(a)		96	71,108
6.375%, 03/31/2025(a)		30	16,425
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer Lu 5.125%, 07/15/2023(a)		4	4,049
Sealed Air Corp. 5.25%, 04/01/2023(a)		35	37,119
5.50%, 09/15/2025(a)		33	36,879
SPCM SA 4.875%, 09/15/2025(a)		58	60,084
United States Steel Corp. 12.00%, 06/01/2025(a)		165	190,981
Valvoline, Inc. 4.25%, 02/15/2030(a)		87	92,319
WR Grace & Co.-Conn 4.875%, 06/15/2027(a)		14	14,886

			2,122,907

Capital Goods – 7.1%
ARD Finance SA 5.00% (5.00% Cash or 5.75% PIK), 06/30/2027(a)(c)	EUR	120	149,222
Ball Corp. 5.00%, 03/15/2022	U.S.$	50	51,845
Bombardier, Inc. 5.75%, 03/15/2022(a)		183	186,656
6.00%, 10/15/2022(a)		98	96,139
6.125%, 01/15/2023(a)		5	4,933
7.50%, 12/01/2024-03/15/2025(a)		111	105,361
7.875%, 04/15/2027(a)		10	9,194
Clean Harbors, Inc. 5.125%, 07/15/2029(a)		11	12,028
Colfax Corp. 6.00%, 02/15/2024(a)		69	71,502
6.375%, 02/15/2026(a)		11	11,765

14 | AB FLEXFEE HIGH YIELD PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Cornerstone Building Brands, Inc. 8.00%, 04/15/2026(a)	U.S.$	16	$16,808
Crown Cork & Seal Co., Inc. 7.375%, 12/15/2026		20	24,498
EnerSys 4.375%, 12/15/2027(a)		80	84,547
Gates Global LLC/Gates Corp. 6.25%, 01/15/2026(a)		162	170,100
GFL Environmental, Inc. 3.50%, 09/01/2028(a)		90	91,601
4.00%, 08/01/2028(a)		20	20,178
8.50%, 05/01/2027(a)		23	25,594
Granite US Holdings Corp. 11.00%, 10/01/2027(a)		18	20,011
Griffon Corp. 5.75%, 03/01/2028		3	3,186
JELD-WEN, Inc. 4.625%, 12/15/2025(a)		6	6,153
Mauser Packaging Solutions Holding Co. 5.50%, 04/15/2024(a)		24	24,453
Mueller Water Products, Inc. 5.50%, 06/15/2026(a)		44	45,555
RBS Global, Inc./Rexnord LLC 4.875%, 12/15/2025(a)		97	99,117
Signature Aviation US Holdings, Inc. 4.00%, 03/01/2028(a)		65	65,379
5.375%, 05/01/2026(a)		50	51,552
SPX FLOW, Inc. 5.875%, 08/15/2026(a)		68	71,005
Stevens Holding Co., Inc. 6.125%, 10/01/2026(a)		20	21,633
Summit Materials LLC/Summit Materials Finance Corp. 5.25%, 01/15/2029(a)		13	13,654
Terex Corp. 5.625%, 02/01/2025(a)		73	75,206
Tervita Corp. 11.00%, 12/01/2025(a)		79	85,042
TransDigm, Inc. 5.50%, 11/15/2027		214	225,101
6.25%, 03/15/2026(a)		110	117,220
6.375%, 06/15/2026		27	27,948
6.50%, 07/15/2024-05/15/2025		96	98,286
8.00%, 12/15/2025(a)		35	38,635
Triumph Group, Inc. 6.25%, 09/15/2024(a)		23	22,750
7.75%, 08/15/2025		23	21,066
8.875%, 06/01/2024(a)		59	64,744

abfunds.com	AB FLEXFEE HIGH YIELD PORTFOLIO | 15

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Trivium Packaging Finance BV 3.75%, 08/15/2026(a)	EUR	100	$125,557
Vertical US Newco, Inc. 5.25%, 07/15/2027(a)	U.S.$	200	211,624
Wesco Distribution, Inc. 7.125%, 06/15/2025(a)		48	52,775
7.25%, 06/15/2028(a)		33	37,491

			2,757,114

Communications - Media – 8.6%
Advantage Sales & Marketing, Inc. 6.50%, 11/15/2028(a)		155	163,806
Altice Financing SA 5.00%, 01/15/2028(a)		265	271,240
Arches Buyer, Inc. 6.125%, 12/01/2028(a)		31	32,007
Cable One, Inc. 4.00%, 11/15/2030(a)		17	17,673
CCO Holdings LLC/CCO Holdings Capital Corp. 4.75%, 03/01/2030(a)		40	43,164
5.75%, 02/15/2026(a)		596	615,489
Clear Channel Worldwide Holdings, Inc. 5.125%, 08/15/2027(a)		86	87,943
CSC Holdings LLC 3.375%, 02/15/2031(a)		208	205,108
5.50%, 05/15/2026(a)		253	263,332
DISH DBS Corp. 5.875%, 07/15/2022		115	120,108
7.75%, 07/01/2026		161	180,228
DISH Network Corp. 3.375%, 08/15/2026(h)		27	25,760
iHeartCommunications, Inc. 4.75%, 01/15/2028(a)		35	35,910
6.375%, 05/01/2026		5	5,453
8.375%, 05/01/2027		65	69,592
Lamar Media Corp. 4.875%, 01/15/2029		8	8,515
5.75%, 02/01/2026		20	20,650
LCPR Senior Secured Financing DAC 6.75%, 10/15/2027(a)		200	215,514
Meredith Corp. 6.875%, 02/01/2026		187	183,187
National CineMedia LLC 5.75%, 08/15/2026		21	15,111
5.875%, 04/15/2028(a)		80	67,283
Scripps Escrow II, Inc. 5.375%, 01/15/2031(a)		18	18,880

16 | AB FLEXFEE HIGH YIELD PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Scripps Escrow, Inc. 5.875%, 07/15/2027(a)	U.S.$	23	$24,031
Sinclair Television Group, Inc. 5.125%, 02/15/2027(a)		9	9,183
5.50%, 03/01/2030(a)		20	20,786
Sirius XM Radio, Inc. 3.875%, 08/01/2022(a)		33	33,424
4.625%, 07/15/2024(a)		116	120,245
5.375%, 07/15/2026(a)		35	36,570
5.50%, 07/01/2029(a)		82	90,403
Summer BC Holdco B SARL 5.75%, 10/31/2026(a)	EUR	100	128,714
TEGNA, Inc. 5.00%, 09/15/2029	U.S.$	177	187,002
Univision Communications, Inc. 9.50%, 05/01/2025(a)		25	27,811

			3,344,122

Communications - Telecommunications – 3.4%
CenturyLink, Inc.
Series G 6.875%, 01/15/2028		65	75,387
Series S 6.45%, 06/15/2021		34	34,681
Consolidated Communications, Inc. 6.50%, 10/01/2028(a)		140	150,158
Embarq Corp. 7.995%, 06/01/2036		27	33,288
Frontier Communications Corp. 5.875%, 10/15/2027(a)		29	31,233
6.75%, 05/01/2029(a)		17	18,186
Hughes Satellite Systems Corp. 6.625%, 08/01/2026		30	33,925
7.625%, 06/15/2021		19	19,723
Intelsat Jackson Holdings SA 5.50%, 08/01/2023(d)(i)		158	107,293
8.50%, 10/15/2024(a)(d)(i)		47	33,413
Intrado Corp. 8.50%, 10/15/2025(a)		19	18,386
Level 3 Financing, Inc. 5.375%, 01/15/2024		53	53,515
Sprint Capital Corp. 8.75%, 03/15/2032		91	144,058
Sprint Communications, Inc. 6.00%, 11/15/2022		38	41,105
Sprint Corp. 7.875%, 09/15/2023		73	84,474

abfunds.com	AB FLEXFEE HIGH YIELD PORTFOLIO | 17

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

T-Mobile USA, Inc. 4.50%, 02/01/2026	U.S.$	103	$105,438
4.75%, 02/01/2028		4	4,298
Telecom Italia Capital SA 6.375%, 11/15/2033		200	247,102
Telesat Canada/Telesat LLC 6.50%, 10/15/2027(a)		30	31,367
Zayo Group Holdings, Inc. 4.00%, 03/01/2027(a)		36	36,185
6.125%, 03/01/2028(a)		19	20,135
Zayo Group LLC/Zayo Capital, Inc. 5.75%, 01/15/2027(a)		1	892

			1,324,242

Consumer Cyclical - Automotive – 5.9%
Adient US LLC 9.00%, 04/15/2025(a)		33	36,908
Allison Transmission, Inc. 5.875%, 06/01/2029(a)		30	33,240
American Axle & Manufacturing, Inc. 6.25%, 04/01/2025		36	37,368
Clarios Global LP/Clarios US Finance Co. 6.25%, 05/15/2026(a)		70	75,094
8.50%, 05/15/2027(a)		23	24,954
Dana Financing Luxembourg SARL 6.50%, 06/01/2026(a)		87	91,132
Dealer Tire LLC/DT Issuer LLC 8.00%, 02/01/2028(a)		37	38,940
Exide Technologies (Exchange Priority)
11.00%, 10/31/2024(b)(d)(e)(g)		32	– 0	–
(First Lien)
11.00%, 10/31/2024(b)(d)(e)(g)		13	– 0	–
Ford Motor Co. 8.50%, 04/21/2023		128	143,939
9.00%, 04/22/2025		36	44,145
Ford Motor Credit Co. LLC
3.096%, 05/04/2023		221	222,961
3.219%, 01/09/2022		221	223,674
4.00%, 11/13/2030		200	210,133
Garrett LX I SARL/Garrett Borrowing LLC 5.13%, 10/15/2026(a)(d)(i)	EUR	200	244,366
IHO Verwaltungs GmbH 3.625% (3.625% Cash or 4.375% PIK), 05/15/2025(a)(c)		100	124,543
Jaguar Land Rover Automotive PLC 5.875%, 11/15/2024(a)		100	124,245
6.875%, 11/15/2026(a)		100	125,309

18 | AB FLEXFEE HIGH YIELD PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Meritor, Inc. 4.50%, 12/15/2028(a)	U.S.$	78	$80,001
6.25%, 02/15/2024		11	11,220
6.25%, 06/01/2025(a)		8	8,636
Navistar International Corp. 6.625%, 11/01/2025(a)		107	112,137
PM General Purchaser LLC 9.50%, 10/01/2028(a)		81	89,650
Tenneco, Inc. 5.00%, 07/15/2026		70	64,261
7.875%, 01/15/2029(a)		35	39,298
Titan International, Inc. 6.50%, 11/30/2023		38	35,225
Truck Hero, Inc. 8.50%, 04/21/2024(a)		47	49,782

			2,291,161

Consumer Cyclical - Entertainment – 3.6%
AMC Entertainment Holdings, Inc. 5.875%, 11/15/2026		12	1,385
Carnival Corp. 7.625%, 03/01/2026(a)		79	86,070
9.875%, 08/01/2027(a)		28	32,340
11.50%, 04/01/2023(a)		167	193,053
Cedar Fair LP 5.25%, 07/15/2029		15	15,439
Cedar Fair LP/Canada’s Wonderland Co./Magnum Management Corp. 5.375%, 06/01/2024		70	70,390
Cedar Fair LP/Canada’s Wonderland Co./Magnum Management Corp./Millennium Op 5.375%, 04/15/2027		39	39,982
5.50%, 05/01/2025(a)		92	96,108
Mattel, Inc. 6.75%, 12/31/2025(a)		59	62,278
NCL Corp. Ltd. 5.875%, 03/15/2026(a)		46	48,275
NCL Corp., Ltd. 3.625%, 12/15/2024(a)		98	90,367
Royal Caribbean Cruises Ltd. 5.25%, 11/15/2022		59	59,388
10.875%, 06/01/2023(a)		53	60,109
11.50%, 06/01/2025(a)		122	142,319
SeaWorld Parks & Entertainment, Inc. 8.75%, 05/01/2025(a)		33	35,626
9.50%, 08/01/2025(a)		42	45,626
Silversea Cruise Finance Ltd. 7.25%, 02/01/2025(a)		34	35,308

abfunds.com	AB FLEXFEE HIGH YIELD PORTFOLIO | 19

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Six Flags Entertainment Corp. 4.875%, 07/31/2024(a)	U.S.$	61	$61,061
Six Flags Theme Parks, Inc. 7.00%, 07/01/2025(a)		23	24,954
Vail Resorts, Inc. 6.25%, 05/15/2025(a)		17	18,226
Viking Cruises Ltd. 5.875%, 09/15/2027(a)		43	42,051
13.00%, 05/15/2025(a)		45	53,955
VOC Escrow Ltd. 5.00%, 02/15/2028(a)		69	68,104

			1,382,414

Consumer Cyclical - Other – 5.7%
Adams Homes, Inc. 7.50%, 02/15/2025(a)		58	60,567
Ashton Woods USA LLC/Ashton Woods Finance Co. 6.75%, 08/01/2025(a)		20	20,803
Bally’s Corp. 6.75%, 06/01/2027(a)		107	115,069
Beazer Homes USA, Inc. 5.875%, 10/15/2027		19	19,967
6.75%, 03/15/2025		28	29,375
Boyd Gaming Corp. 8.625%, 06/01/2025(a)		20	22,223
Brookfield Residential Properties, Inc./Brookfield Residential US Corp. 4.875%, 02/15/2030(a)		16	16,539
6.25%, 09/15/2027(a)		151	160,378
Caesars Entertainment, Inc. 6.25%, 07/01/2025(a)		78	83,052
Caesars Holdings, Inc. 5.00%, 10/01/2024(h)		11	23,866
Churchill Downs, Inc. 5.50%, 04/01/2027(a)		61	64,590
CP Atlas Buyer, Inc. 7.00%, 12/01/2028(a)		14	14,560
Empire Communities Corp. 7.00%, 12/15/2025(a)		45	47,394
Five Point Operating Co. LP/Five Point Capital Corp. 7.875%, 11/15/2025(a)		146	154,486
Forestar Group, Inc. 5.00%, 03/01/2028(a)		58	59,747
8.00%, 04/15/2024(a)		37	38,944
Hilton Domestic Operating Co., Inc. 4.875%, 01/15/2030		17	18,649
5.125%, 05/01/2026		30	31,117

20 | AB FLEXFEE HIGH YIELD PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

5.375%, 05/01/2025(a)	U.S.$	40	$42,738
5.75%, 05/01/2028(a)		11	12,010
Hilton Grand Vacations Borrower LLC/Hilton Grand Vacations Borrower, Inc. 6.125%, 12/01/2024		28	29,213
Installed Building Products, Inc. 5.75%, 02/01/2028(a)		40	42,533
K. Hovnanian Enterprises, Inc. 10.00%, 07/15/2022(a)		61	61,100
KB Home 7.00%, 12/15/2021		22	23,032
Marriott Ownership Resorts, Inc./ILG LLC 6.50%, 09/15/2026		119	124,356
Mattamy Group Corp. 4.625%, 03/01/2030(a)		33	35,252
Meritage Homes Corp. 7.00%, 04/01/2022		7	7,828
MGM Resorts International 6.00%, 03/15/2023		33	35,506
7.75%, 03/15/2022		16	17,050
Scientific Games International, Inc. 7.00%, 05/15/2028(a)		30	32,207
Shea Homes LP/Shea Homes Funding Corp. 4.75%, 04/01/2029(a)		20	20,624
Stars Group Holdings BV/Stars Group US Co-Borrower LLC 7.00%, 07/15/2026(a)		57	60,067
Sugarhouse HSP Gaming Prop Mezz LP/Sugarhouse HSP Gaming Finance Corp. 5.875%, 05/15/2025(a)		16	15,742
Taylor Morrison Communities, Inc. 5.75%, 01/15/2028(a)		31	35,088
5.875%, 06/15/2027(a)		86	97,402
Taylor Morrison Communities, Inc./Taylor Morrison Holdings II, Inc. 5.625%, 03/01/2024(a)		17	18,787
5.875%, 04/15/2023(a)		8	8,398
Wyndham Destinations, Inc. 4.625%, 03/01/2030(a)		43	45,431
6.625%, 07/31/2026(a)		54	61,865
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp. 5.25%, 05/15/2027(a)		4	4,124
5.50%, 03/01/2025(a)		236	246,397
Wynn Resorts Finance LLC/Wynn Resorts Capital Corp. 5.125%, 10/01/2029(a)		86	89,922
7.75%, 04/15/2025(a)		48	51,970

			2,199,968

abfunds.com	AB FLEXFEE HIGH YIELD PORTFOLIO | 21

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Consumer Cyclical - Restaurants – 0.5%
1011778 BC ULC/New Red Finance, Inc. 3.50%, 02/15/2029(a)	U.S.$	10	$10,023
4.25%, 05/15/2024(a)		23	23,459
5.75%, 04/15/2025(a)		66	70,757
Golden Nugget, Inc. 6.75%, 10/15/2024(a)		58	57,507
IRB Holding Corp. 6.75%, 02/15/2026(a)		12	12,420
7.00%, 06/15/2025(a)		5	5,455

			179,621

Consumer Cyclical - Retailers – 3.1%
Burlington Coat Factory Warehouse Corp. 6.25%, 04/15/2025(a)		20	21,311
Dufry One BV 2.50%, 10/15/2024(a)	EUR	103	120,608
Group 1 Automotive, Inc. 4.00%, 08/15/2028(a)	U.S.$	13	13,387
L Brands, Inc. 5.25%, 02/01/2028		20	20,853
6.625%, 10/01/2030(a)		83	91,705
6.75%, 07/01/2036		48	53,492
6.875%, 07/01/2025(a)		4	4,340
6.875%, 11/01/2035		88	98,717
7.50%, 06/15/2029		17	18,881
LBM Acquisition LLC 6.25%, 01/15/2029(a)		14	14,526
Murphy Oil USA, Inc. 5.625%, 05/01/2027		2	2,467
Penske Automotive Group, Inc. 5.50%, 05/15/2026		52	53,972
PetSmart, Inc. 7.125%, 03/15/2023(a)		123	122,832
Rite Aid Corp. 7.50%, 07/01/2025(a)		25	26,114
8.00%, 11/15/2026(a)		11	11,761
Sonic Automotive, Inc. 6.125%, 03/15/2027		20	20,565
Specialty Building Products Holdings LLC/SBP Finance Corp. 6.375%, 09/30/2026(a)		130	137,384
Staples, Inc. 7.50%, 04/15/2026(a)		159	165,880
10.75%, 04/15/2027(a)		61	60,628
TPro Acquisition Corp. 11.00%, 10/15/2024(a)		16	17,595

22 | AB FLEXFEE HIGH YIELD PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

White Cap Buyer LLC 6.875%, 10/15/2028(a)	U.S.$	42	$44,800
William Carter Co. (The) 5.50%, 05/15/2025(a)		25	26,564
5.625%, 03/15/2027(a)		44	46,311

			1,194,693

Consumer Non-Cyclical – 6.3%
AdaptHealth LLC 4.625%, 08/01/2029(a)		21	21,556
6.125%, 08/01/2028(a)		45	48,388
Albertsons Cos., Inc./Safeway, Inc./New Albertsons LP/Albertsons LLC 3.50%, 03/15/2029(a)		137	138,550
Albertsons Cos., Inc./Safeway, Inc./New Albertsons LP/Albertsons LLC 5.75%, 03/15/2025		47	48,437
Bausch Health Americas, Inc. 8.50%, 01/31/2027(a)		189	210,291
Bausch Health Cos., Inc. 6.125%, 04/15/2025(a)		46	47,395
9.00%, 12/15/2025(a)		103	113,779
CD&R Smokey Buyer, Inc. 6.75%, 07/15/2025(a)		14	14,987
Chobani LLC/Chobani Finance Corp., Inc. 4.625%, 11/15/2028(a)		24	24,353
CHS/Community Health Systems, Inc. 5.625%, 03/15/2027(a)		17	18,264
6.00%, 01/15/2029(a)		14	15,111
6.625%, 02/15/2025(a)		99	104,210
Coty, Inc. 6.50%, 04/15/2026(a)		52	50,555
DaVita, Inc. 3.75%, 02/15/2031(a)		85	86,254
Encompass Health Corp. 5.75%, 09/15/2025		30	30,967
Endo Dac/Endo Finance LLC/Endo Finco, Inc. 9.50%, 07/31/2027(a)		17	18,976
Envision Healthcare Corp. 8.75%, 10/15/2026(a)		41	25,617
HCA, Inc. 5.375%, 09/01/2026		33	37,888
5.625%, 09/01/2028		35	41,286
5.875%, 02/15/2026		54	62,188
Kronos Acquisition Holdings, Inc. 9.00%, 08/15/2023(a)		119	121,854
Kronos Acquisition Holdings, Inc./KIK Custom Products, Inc. 7.00%, 12/31/2027(a)		118	123,423

abfunds.com	AB FLEXFEE HIGH YIELD PORTFOLIO | 23

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Legacy LifePoint Health LLC 4.375%, 02/15/2027(a)	U.S.$	18	$18,206
6.75%, 04/15/2025(a)		20	21,492
Mallinckrodt International Finance SA/Mallinckrodt CB LLC 5.50%, 04/15/2025(a)(d)(i)		10	3,438
Newell Brands, Inc. 4.70%, 04/01/2026		45	49,606
Par Pharmaceutical, Inc. 7.50%, 04/01/2027(a)		150	161,978
Post Holdings, Inc. 4.625%, 04/15/2030(a)		58	61,007
5.625%, 01/15/2028(a)		54	57,683
Providence Service Corp. (The) 5.875%, 11/15/2025(a)		24	25,380
Radiology Partners, Inc. 9.25%, 02/01/2028(a)		6	6,741
RegionalCare Hospital Partners Holdings, Inc./LifePoint Health, Inc. 9.75%, 12/01/2026(a)		24	26,258
RP Escrow Issuer LLC 5.25%, 12/15/2025(a)		62	64,779
Spectrum Brands, Inc. 5.75%, 07/15/2025		36	37,169
Tenet Healthcare Corp. 5.125%, 05/01/2025		115	117,209
6.125%, 10/01/2028(a)		17	17,701
6.25%, 02/01/2027(a)		33	34,788
6.75%, 06/15/2023		98	105,199
7.00%, 08/01/2025		4	4,135
7.50%, 04/01/2025(a)		58	63,474
TreeHouse Foods, Inc. 4.00%, 09/01/2028		23	23,811
US Renal Care, Inc. 10.625%, 07/15/2027(a)		104	114,590
Vizient, Inc. 6.25%, 05/15/2027(a)		10	10,682

			2,429,655

Energy – 10.8%
Antero Resources Corp. 5.00%, 03/01/2025		30	28,164
5.625%, 06/01/2023		50	48,893
8.375%, 07/15/2026(a)		7	7,123
Apache Corp. 4.375%, 10/15/2028		93	96,608
4.625%, 11/15/2025		8	8,425
4.875%, 11/15/2027		14	14,819

24 | AB FLEXFEE HIGH YIELD PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Berry Petroleum Co. LLC 7.00%, 02/15/2026(a)	U.S.$	127	$107,449
Blue Racer Midstream LLC/Blue Racer Finance Corp. 6.625%, 07/15/2026(a)		14	14,102
7.625%, 12/15/2025(a)		61	64,945
Callon Petroleum, Co. 6.25%, 04/15/2023		52	33,615
8.25%, 07/15/2025		8	4,320
Citgo Holding, Inc. 9.25%, 08/01/2024(a)		18	16,846
CITGO Petroleum Corp. 6.25%, 08/15/2022(a)		16	15,872
7.00%, 06/15/2025(a)		50	50,261
CNX Resources Corp. 6.00%, 01/15/2029(a)		29	29,749
7.25%, 03/14/2027(a)		6	6,445
Comstock Resources, Inc. 7.50%, 05/15/2025(a)		105	107,531
DCP Midstream Operating LP 4.95%, 04/01/2022		35	35,973
5.60%, 04/01/2044		53	54,620
Diamond Offshore Drilling, Inc. 4.875%, 11/01/2043(d)(i)		68	8,531
7.875%, 08/15/2025(d)(i)		62	7,512
EnLink Midstream LLC 5.625%, 01/15/2028(a)		60	61,221
EnLink Midstream Partners LP 4.15%, 06/01/2025		119	115,863
4.40%, 04/01/2024		11	10,848
4.85%, 07/15/2026		107	104,360
5.60%, 04/01/2044		14	11,235
EQM Midstream Partners LP 5.50%, 07/15/2028		53	57,822
Genesis Energy LP/Genesis Energy Finance Corp. 5.625%, 06/15/2024		45	43,895
6.25%, 05/15/2026		21	19,719
6.50%, 10/01/2025		35	34,016
7.75%, 02/01/2028		62	59,460
8.00%, 01/15/2027		60	59,435
Global Partners LP/GLP Finance Corp. 6.875%, 01/15/2029(a)		96	104,036
7.00%, 08/01/2027		26	27,845
Gulfport Energy Corp. 6.00%, 10/15/2024(d)(i)		128	86,400
6.38%, 05/15/2025-01/15/2026(d)(i)		55	36,613
6.625%, 05/01/2023(d)(i)		4	2,704

abfunds.com	AB FLEXFEE HIGH YIELD PORTFOLIO | 25

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

HighPoint Operating Corp. 7.00%, 10/15/2022	U.S.$	35	$13,659
Hilcorp Energy I LP/Hilcorp Finance Co. 5.75%, 10/01/2025(a)		107	108,296
Indigo Natural Resources LLC 6.875%, 02/15/2026(a)		62	63,550
Moss Creek Resources Holdings, Inc. 10.50%, 05/15/2027(a)		48	38,394
Murphy Oil Corp. 6.375%, 12/01/2042		21	18,606
Nabors Industries Ltd. 7.25%, 01/15/2026(a)		36	25,220
7.50%, 01/15/2028(a)		37	25,293
Nabors Industries, Inc. 5.75%, 02/01/2025		30	15,607
New Fortress Energy, Inc. 6.75%, 09/15/2025(a)		156	165,620
NGL Energy Partners LP/NGL Energy Finance Corp. 7.50%, 11/01/2023		186	131,709
Occidental Petroleum Corp. 2.70%, 02/15/2023		52	52,045
2.90%, 08/15/2024		192	185,057
3.40%, 04/15/2026		8	7,626
3.50%, 06/15/2025		23	22,206
5.50%, 12/01/2025		28	29,180
5.55%, 03/15/2026		272	283,663
6.125%, 01/01/2031		93	99,556
6.20%, 03/15/2040		69	68,738
8.50%, 07/15/2027		42	48,501
8.875%, 07/15/2030		42	49,501
Parkland Corp./Canada 6.00%, 04/01/2026(a)		89	93,509
PBF Holding Co. LLC/PBF Finance Corp. 6.00%, 02/15/2028		36	20,590
9.25%, 05/15/2025(a)		100	98,755
PDC Energy, Inc. 5.75%, 05/15/2026		113	116,745
QEP Resources, Inc. 5.25%, 05/01/2023		31	32,738
5.375%, 10/01/2022		34	34,863
5.625%, 03/01/2026		47	51,557
Range Resources Corp. 5.00%, 03/15/2023		24	23,520
SandRidge Energy, Inc. 7.50%, 02/15/2023(b)(d)(e)		29	– 0	–
8.125%, 10/15/2022(b)(d)(e)		47	– 0	–

26 | AB FLEXFEE HIGH YIELD PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)		U.S. $ Value

SM Energy Co. 5.00%, 01/15/2024	U.S.$	2		$1,731
5.625%, 06/01/2025		34		28,107
6.125%, 11/15/2022		24		23,100
Southwestern Energy Co. 8.375%, 09/15/2028		27		29,338
Sunoco LP/Sunoco Finance Corp. 5.50%, 02/15/2026		34		34,987
5.875%, 03/15/2028		16		17,248
Transocean Phoenix 2 Ltd. 7.75%, 10/15/2024(a)		31		29,850
Transocean Poseidon Ltd. 6.875%, 02/01/2027(a)		50		45,468
Transocean, Inc. 6.80%, 03/15/2038		0	**	56
7.50%, 01/15/2026(a)		18		8,267
8.00%, 02/01/2027(a)		89		41,890
11.50%, 01/30/2027(a)		32		23,172
Vantage Drilling International 7.50%, 11/01/2019(b)(d)(e)(f)		46		– 0	–
Vine Oil & Gas LP/Vine Oil & Gas Finance Corp. 8.75%, 04/15/2023(a)		92		74,024
Weatherford International Ltd. 11.00%, 12/01/2024(a)		10		7,796
Western Midstream Operating LP 3.95%, 06/01/2025		33		33,729
4.00%, 07/01/2022		11		11,301
4.10%, 02/01/2025		72		73,945
4.65%, 07/01/2026		41		42,999
4.75%, 08/15/2028		12		12,524
5.05%, 02/01/2030		49		54,683
5.45%, 04/01/2044		26		26,267
6.25%, 02/01/2050		34		37,356

				4,179,417

Other Industrial – 1.2%
American Builders & Contractors Supply Co., Inc. 5.875%, 05/15/2026(a)		76		79,094
Avient Corp. 5.75%, 05/15/2025(a)		78		82,778
Belden, Inc. 3.875%, 03/15/2028(a)	EUR	100		127,421
H&E Equipment Services, Inc. 3.875%, 12/15/2028(a)	U.S.$	79		79,825
Interface, Inc. 5.50%, 12/01/2028(a)		53		55,845

abfunds.com	AB FLEXFEE HIGH YIELD PORTFOLIO | 27

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Laureate Education, Inc. 8.25%, 05/01/2025(a)	U.S.$	29	$30,956
Univar Solutions USA, Inc./Washington 5.125%, 12/01/2027(a)		17	17,972

			473,891

Services – 4.5%
ADT Security Corp. (The) 4.875%, 07/15/2032(a)		42	45,499
Allied Universal Holdco LLC/Allied Universal Finance Corp. 6.625%, 07/15/2026(a)		77	82,067
ANGI Group LLC 3.875%, 08/15/2028(a)		71	71,529
Aptim Corp. 7.75%, 06/15/2025(a)		67	52,296
APX Group, Inc. 7.875%, 12/01/2022		161	161,323
Aramark Services, Inc. 6.375%, 05/01/2025(a)		95	101,533
Carriage Services, Inc. 6.625%, 06/01/2026(a)		30	32,050
Cars.com, Inc. 6.375%, 11/01/2028(a)		115	122,052
eDreams ODIGEO SA 5.50%, 09/01/2023(a)	EUR	102	117,971
Garda World Security Corp. 9.50%, 11/01/2027(a)	U.S.$	59	65,500
Gartner, Inc. 4.50%, 07/01/2028(a)		38	40,112
Monitronics International, Inc. 0.00%, 04/01/2020(b)(d)(e)(f)		14	– 0	–
MPH Acquisition Holdings LLC 5.75%, 11/01/2028(a)		131	128,585
Nielsen Finance LLC/Nielsen Finance Co. 5.00%, 04/15/2022(a)		10	10,025
5.625%, 10/01/2028(a)		10	10,874
5.875%, 10/01/2030(a)		9	10,183
Prime Security Services Borrower LLC/Prime Finance, Inc. 5.25%, 04/15/2024(a)		55	58,740
5.75%, 04/15/2026(a)		77	84,448
6.25%, 01/15/2028(a)		102	109,422
Refinitiv US Holdings, Inc. 6.25%, 05/15/2026(a)		23	24,516
8.25%, 11/15/2026(a)		23	25,153
Ritchie Bros Auctioneers, Inc. 5.375%, 01/15/2025(a)		12	12,343

28 | AB FLEXFEE HIGH YIELD PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)		U.S. $ Value

Sabre GLBL, Inc. 5.25%, 11/15/2023(a)	U.S.$	44		$44,581
9.25%, 04/15/2025(a)		24		28,608
Service Corp. International/US 3.375%, 08/15/2030		94		97,709
TripAdvisor, Inc. 7.00%, 07/15/2025(a)		61		65,976
Verscend Escrow Corp. 9.75%, 08/15/2026(a)		137		148,917

				1,752,012

Technology – 2.2%
Ascend Learning LLC 6.875%, 08/01/2025(a)		19		19,600
Austin BidCo, Inc. 7.125%, 12/15/2028(a)		37		38,666
Avaya, Inc. 6.125%, 09/15/2028(a)		89		95,041
Banff Merger Sub, Inc. 9.75%, 09/01/2026(a)		38		41,035
CommScope, Inc. 8.25%, 03/01/2027(a)		36		38,519
Conduent Finance, Inc./Conduent Business Services LLC 10.50%, 12/15/2024(a)		0	**	149
Dell International LLC/EMC Corp. 7.125%, 06/15/2024(a)		18		18,676
LogMeIn, Inc. 5.50%, 09/01/2027(a)		24		25,131
NCR Corp. 5.75%, 09/01/2027(a)		24		25,471
6.125%, 09/01/2029(a)		56		62,115
8.125%, 04/15/2025(a)		30		33,364
Presidio Holdings, Inc. 4.875%, 02/01/2027(a)		5		5,292
8.25%, 02/01/2028(a)		5		5,512
Science Applications International Corp. 4.875%, 04/01/2028(a)		15		15,955
Sensata Technologies, Inc. 3.75%, 02/15/2031(a)		135		139,849
Solera LLC/Solera Finance, Inc. 10.50%, 03/01/2024(a)		76		79,163
Veritas US, Inc./Veritas Bermuda Ltd. 7.50%, 09/01/2025(a)		185		189,749
Xerox Corp. 4.375%, 03/15/2023		18		18,927

				852,214

abfunds.com	AB FLEXFEE HIGH YIELD PORTFOLIO | 29

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Transportation - Airlines – 0.5%
Spirit Loyalty Cayman Ltd./Spirit IP Cayman Ltd. 8.00%, 09/20/2025(a)	U.S.$	173	$194,992

Transportation - Services – 1.2%
Algeco Global Finance PLC 6.50%, 02/15/2023(a)	EUR	100	124,352
Avis Budget Car Rental LLC/Avis Budget Finance, Inc. 5.75%, 07/15/2027(a)	U.S.$	45	45,743
10.50%, 05/15/2025(a)		87	102,370
United Rentals North America, Inc. 3.875%, 02/15/2031		125	131,348
5.875%, 09/15/2026		28	29,633
XPO Logistics, Inc. 6.75%, 08/15/2024(a)		28	29,805

			463,251

			27,141,674

Financial Institutions – 6.7%
Banking – 0.7%
Alliance Data Systems Corp. 4.75%, 12/15/2024(a)		103	104,125
7.00%, 01/15/2026(a)		47	49,717
Discover Financial Services Series D 6.125%, 06/23/2025(j)		93	104,937
Societe Generale SA 8.00%, 09/29/2025(a)(j)		3	3,526

			262,305

Brokerage – 0.5%
Lehman Brothers Holdings, Inc. 5.625%, 01/24/2013(d)(f)		423	4,742
LPL Holdings, Inc. 5.75%, 09/15/2025(a)		43	44,456
NFP Corp. 6.875%, 08/15/2028(a)		125	133,490
7.00%, 05/15/2025(a)		18	19,438

			202,126

Finance – 1.8%
CNG Holdings, Inc. 12.50%, 06/15/2024(a)		32	28,809
Curo Group Holdings Corp. 8.25%, 09/01/2025(a)		146	139,344
Enova International, Inc. 8.50%, 09/01/2024-09/15/2025(a)		144	141,353
goeasy Ltd. 5.375%, 12/01/2024(a)		7	7,296

30 | AB FLEXFEE HIGH YIELD PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Navient Corp. 6.50%, 06/15/2022	U.S.$	84	$88,644
7.25%, 01/25/2022-09/25/2023		72	78,096
OneMain Finance Corp. 8.875%, 06/01/2025		46	52,010
SLM Corp. 4.20%, 10/29/2025		77	81,408
5.125%, 04/05/2022		21	21,051
TMX Finance LLC/TitleMax Finance Corp. 11.125%, 04/01/2023(a)		50	49,056

			687,067

Insurance – 1.1%
Acrisure LLC/Acrisure Finance, Inc. 8.125%, 02/15/2024(a)		91	96,438
10.125%, 08/01/2026(a)		40	45,862
Alliant Holdings Intermediate LLC/Alliant Holdings Co-Issuer 6.75%, 10/15/2027(a)		37	39,515
AmWINS Group, Inc. 7.75%, 07/01/2026(a)		87	93,382
AssuredPartners, Inc. 5.625%, 01/15/2029(a)		118	123,042
Genworth Holdings, Inc. 7.20%, 02/15/2021		30	30,075
7.625%, 09/24/2021		17	17,343
USI, Inc./NY 6.875%, 05/01/2025(a)		7	7,177

			452,834

Other Finance – 0.3%
Intrum AB 3.50%, 07/15/2026(a)	EUR	100	120,752

REITS – 2.3%
Brookfield Property REIT, Inc./BPR Cumulus LLC/BPR Nimbus LLC/GGSI Sellco LL 5.75%, 05/15/2026(a)	U.S.$	231	227,875
Diversified Healthcare Trust 4.75%, 02/15/2028		39	38,898
6.75%, 12/15/2021		9	8,887
9.75%, 06/15/2025		49	55,550
GEO Group, Inc. (The) 6.00%, 04/15/2026		8	6,361
Iron Mountain, Inc. 4.50%, 02/15/2031(a)		130	135,662
MGM Growth Properties Operating Partnership LP/MGP Finance Co-Issuer, Inc. 5.625%, 05/01/2024		117	126,980
5.75%, 02/01/2027		59	66,169

abfunds.com	AB FLEXFEE HIGH YIELD PORTFOLIO | 31

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)		U.S. $ Value

Realogy Group LLC/Realogy Co-Issuer Corp. 4.875%, 06/01/2023(a)	U.S.$	27		$27,540
9.375%, 04/01/2027(a)		167		185,188

				879,110

				2,604,194

Utility – 1.0%
Electric – 1.0%
Calpine Corp. 3.75%, 03/01/2031(a)		197		195,009
Talen Energy Supply LLC 4.60%, 12/15/2021		0	**	210
6.50%, 06/01/2025		101		81,756
7.25%, 05/15/2027(a)		44		46,708
Texas Competitive/TCEH 11.50%, 10/01/2020(b)(d)(e)(f)		59		– 0	–
Vistra Operations Co. LLC 5.625%, 02/15/2027(a)		71		75,480

				399,163

Total Corporates – Non-Investment Grade (cost $28,686,894)				30,145,031

CORPORATES – INVESTMENT GRADE – 8.8%
Industrial – 4.9%
Basic – 0.3%
ArcelorMittal SA 7.25%, 10/15/2039		54		75,967
Arconic Corp. 6.00%, 05/15/2025(a)		20		21,375
Glencore Finance Canada Ltd. 6.00%, 11/15/2041(a)		5		5,875

				103,217

Capital Goods – 0.1%
General Electric Co. Series D 5.00%, 03/15/2021(j)		40		37,314
Howmet Aerospace, Inc. 5.90%, 02/01/2027		4		4,721

				42,035

Communications - Telecommunications – 0.4%
Qwest Corp. 6.75%, 12/01/2021		78		81,953
7.25%, 09/15/2025		55		64,721

				146,674

32 | AB FLEXFEE HIGH YIELD PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Consumer Cyclical - Automotive – 0.6%
Nissan Motor Co., Ltd. 4.345%, 09/17/2027(a)	U.S.$	200	$219,904

Consumer Cyclical - Other – 0.8%
Lennar Corp. 6.25%, 12/15/2021(a)		1	748
Marriott International, Inc./MD Series EE 5.75%, 05/01/2025		16	18,720
MDC Holdings, Inc. 6.00%, 01/15/2043		87	116,377
PulteGroup, Inc. 6.00%, 02/15/2035		26	35,974
Toll Brothers Finance Corp. 4.875%, 03/15/2027		93	106,729
5.875%, 02/15/2022		35	36,672

			315,220

Consumer Non-Cyclical – 0.3%
Kraft Heinz Foods Co. 4.375%, 06/01/2046		93	100,224

Energy – 1.1%
Cenovus Energy, Inc. 4.25%, 04/15/2027		15	16,312
5.375%, 07/15/2025		34	38,327
5.40%, 06/15/2047		61	71,864
6.75%, 11/15/2039		1	1,899
Continental Resources, Inc./OK 4.90%, 06/01/2044		16	15,817
5.75%, 01/15/2031(a)		28	31,089
Hess Corp. 7.30%, 08/15/2031		36	46,913
Marathon Oil Corp. 6.80%, 03/15/2032		34	41,929
Ovintiv Exploration, Inc. 5.625%, 07/01/2024		79	84,540
Parsley Energy LLC/Parsley Finance Corp. 5.625%, 10/15/2027(a)		59	64,599

			413,289

Services – 0.0%
Expedia Group, Inc. 6.25%, 05/01/2025(a)		11	12,758

Technology – 0.2%
Nokia Oyj 3.375%, 06/12/2022		16	16,536
6.625%, 05/15/2039		64	81,466

			98,002

abfunds.com	AB FLEXFEE HIGH YIELD PORTFOLIO | 33

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Transportation - Airlines – 1.1%
Delta Air Lines, Inc. 7.00%, 05/01/2025(a)	U.S.$	60	$69,493
Delta Air Lines, Inc./SkyMiles IP Ltd. 4.50%, 10/20/2025(a)		39	42,142
4.75%, 10/20/2028(a)		45	48,984
Mileage Plus Holdings LLC/Mileage Plus Intellectual Property Assets Ltd. 6.50%, 06/20/2027(a)		248	267,760

			428,379

			1,879,702

Financial Institutions – 3.9%
Banking – 1.7%
Barclays Bank PLC 6.86%, 06/15/2032(a)(j)		15	20,641
CIT Group, Inc. 3.929%, 06/19/2024		37	39,056
Citigroup, Inc. Series T 6.25%, 08/15/2026(j)		38	43,587
Series U
5.00%, 09/12/2024(j)		70	72,692
Series V
4.70%, 01/30/2025(j)		41	42,111
Series W
4.00%, 12/10/2025(j)		18	18,491
Credit Agricole SA 6.50%, 06/23/2021(a)(j)	EUR	100	124,972
Goldman Sachs Group, Inc. (The) Series P 5.00%, 11/10/2022(j)	U.S.$	44	44,389
JPMorgan Chase & Co. Series FF 5.00%, 08/01/2024(j)		80	84,041
Series HH 4.60%, 02/01/2025(j)		49	50,486
Lloyds Banking Group PLC 6.00%, 06/07/2032(j)	GBP	8	10,395
Natwest Group PLC 8.625%, 08/15/2021(j)	U.S.$	117	120,951

			671,812

Brokerage – 0.2%
Charles Schwab Corp. (The) Series G 5.375%, 06/01/2025(j)		58	64,563

34 | AB FLEXFEE HIGH YIELD PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Finance – 0.7%
Aircastle Ltd. 5.25%, 08/11/2025(a)	U.S.$	148	$162,844
Aviation Capital Group LLC 3.50%, 11/01/2027(a)		18	18,025
4.125%, 08/01/2025(a)		16	16,709
4.375%, 01/30/2024(a)		36	37,987
4.875%, 10/01/2025(a)		6	6,425
5.50%, 12/15/2024(a)		41	45,278

			287,268

Insurance – 0.8%
ACE Capital Trust II 9.70%, 04/01/2030		20	30,609
Centene Corp. 4.75%, 01/15/2025		24	24,634
5.375%, 08/15/2026(a)		82	86,706
Liberty Mutual Group, Inc. 7.80%, 03/15/2037(a)		61	77,251
Prudential Financial, Inc. 5.20%, 03/15/2044		20	21,410
5.625%, 06/15/2043		50	53,824

			294,434

REITS – 0.5%
MPT Operating Partnership LP/MPT Finance Corp. 4.625%, 08/01/2029		45	48,285
5.00%, 10/15/2027		73	77,645
5.25%, 08/01/2026		40	41,481
Office Properties Income Trust 4.50%, 02/01/2025		27	28,653

			196,064

			1,514,141

Total Corporates – Investment Grade (cost $3,006,530)			3,393,843

BANK LOANS – 6.1%
Industrial – 5.6%
Basic – 0.2%
Graham Packaging Co., Inc. 4.500% (LIBOR 1 Month + 3.75%), 08/04/2027(k)		43	43,208
Illuminate Buyer, LLC 4.147% (LIBOR 1 Month + 4.00%), 06/30/2027(k)		20	19,941

abfunds.com	AB FLEXFEE HIGH YIELD PORTFOLIO | 35

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Nouryon Finance B.V. (aka AkzoNobel) 3.153% (LIBOR 1 Month + 3.00%), 10/01/2025(k)	U.S.$	10	$9,460

			72,609

Capital Goods – 0.6%
Apex Tool Group, LLC 6.500% (LIBOR 1 Month + 5.25%), 08/01/2024(k)		57	56,478
Brookfield WEC Holdings Inc. (aka Westinghouse Electric Company LLC) 3.750% (LIBOR 1 Month + 3.00%), 08/01/2025(k)		29	28,563
BWay Holding Company 3.480% (LIBOR 3 Month + 3.25%), 04/03/2024(k)		84	80,756
Garrett Motion SARL (aka Garrett Motion Inc.) 5.750% (PRIME 3 Month + 2.50%), 09/27/2025(k)		28	27,596
Granite US Holdings Corporation 5.504% (LIBOR 3 Month + 5.25%), 09/30/2026(e)(k)		55	55,162

			248,555

Communications - Media – 0.4%
Advantage Sales & Marketing Inc. 6.000% (LIBOR 3 Month + 5.25%), 10/28/2027(k)		38	37,826
Clear Channel Outdoor Holdings, Inc. 3.714% (LIBOR 3 Month + 3.50%), 08/21/2026(k)		12	11,384
iHeartCommunications, Inc. (fka Clear Channel Communications, Inc.) 3.147% (LIBOR 1 Month + 3.00%), 05/01/2026(k)		20	19,454
Nielsen Finance LLC 4.750% (LIBOR 1 Month + 3.75%), 06/04/2025(k)		20	19,995
Univision Communications Inc. 3.750% (LIBOR 1 Month + 2.75%), 03/15/2024(k)		53	52,421

			141,080

Communications - Telecommunications – 0.3%
Intrado Corporation 5.000% (LIBOR 3 Month + 4.00%), 10/10/2024(k)		29	28,002

36 | AB FLEXFEE HIGH YIELD PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Zacapa S.A R.L. 07/02/2025(l)	U.S.$	100	$99,594

			127,596

Consumer Cyclical - Automotive – 0.1%
Clarios Global LP 3.647% (LIBOR 1 Month + 3.50%), 04/30/2026(k)		48	48,230
Navistar, Inc. 3.660% (LIBOR 1 Month + 3.50%), 11/06/2024(k)		9	9,450

			57,680

Consumer Cyclical - Entertainment – 0.1%
Seaworld Parks & Entertainment, Inc. (aka SW Acquisitions Co., Inc.) 3.750% (LIBOR 1 Month + 3.00%), 04/01/2024(k)		24	23,502

Consumer Cyclical - Other – 0.7%
Caesars Resort Collection, LLC 2.897% (LIBOR 1 Month + 2.75%), 12/23/2024(k)		38	36,904
Flutter Entertainment PLC 3.754% (LIBOR 3 Month + 3.50%), 07/10/2025(k)		4	4,168
Golden Nugget Online Gaming, Inc. 13.000% (LIBOR 3 Month + 12.00%), 10/04/2023(k)		1	853
Playtika Holding Corp. 7.000% (LIBOR 3 Month + 6.00%), 12/10/2024(k)		130	130,786
Ply Gem Midco, Inc. 3.904% (LIBOR 1 Month + 3.75%), 04/12/2025(e)(k)		20	19,598
Scientific Games International, Inc. 2.897% (LIBOR 1 Month + 2.75%), 08/14/2024(k)		79	76,641

			268,950

Consumer Cyclical - Restaurants – 0.1%
IRB Holding Corp. (aka Arby’s/Buffalo Wild Wings) 3.750% (LIBOR 3 Month + 2.75%), 02/05/2025(k)		6	6,019
Whatabrands LLC 2.904% (LIBOR 1 Month + 2.75%), 07/31/2026(k)		15	14,504

			20,523

abfunds.com	AB FLEXFEE HIGH YIELD PORTFOLIO | 37

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Consumer Cyclical - Retailers – 0.2%
Bass Pro Group, LLC 5.750% (LIBOR 1 Month + 5.00%), 09/25/2024(k)	U.S.$	17	$16,923
PetSmart, Inc. 4.500% (LIBOR 3 Month + 3.50%), 03/11/2022(k)		44	43,803
Serta Simmons Bedding, LLC 9.000% (LIBOR 3 Month + 8.00%), 11/08/2024(k)		28	10,459

			71,185

Consumer Non-Cyclical – 1.1%
Aldevron, L.L.C. 5.250% (LIBOR 1 Month + 4.25%), 10/12/2026(k)		67	66,778
Alphabet Holding Company, Inc. (aka Nature’s Bounty) 7.897% (LIBOR 1 Month + 7.75%), 09/26/2025(k)		54	53,649
Envision Healthcare Corporation 3.897% (LIBOR 1 Month + 3.75%), 10/10/2025(k)		28	23,272
Froneri International Limited 5.897% (LIBOR 1 Month + 5.75%), 01/31/2028(e)(k)		10	10,050
Global Medical Response, Inc. (aka Air Medical) 5.250% (LIBOR 3 Month + 4.25%), 03/14/2025(k)		16	15,634
Kronos Acquisition Holdings In 12/22/2026(l)		40	39,950
LifePoint Health, Inc. (fka Regionalcare Hospital Partners Holdings, Inc.) 3.897% (LIBOR 1 Month + 3.75%), 11/16/2025(k)		27	27,226
Milano Acquisition Corp. 4.750% (LIBOR 3 Month + 4.00%), 10/01/2027(k)		40	39,933
U.S. Renal Care, Inc. 5.146% (LIBOR 1 Month + 5.00%), 06/26/2026(k)		59	58,880
US Radiology Specialists, Inc. 6.250% (LIBOR 3 Month + 5.50%), 12/15/2027(k)		90	89,240

			424,612

Energy – 0.1%
CITGO Petroleum Corporation 7.250% (LIBOR 3 Month + 6.25%), 03/28/2024(k)		35	34,642

38 | AB FLEXFEE HIGH YIELD PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Other Industrial – 0.3%
American Tire Distributors, Inc. 8.500% (LIBOR 3 Month + 7.50%), 09/02/2024(k)	U.S.$	2	$1,511
8.500% (LIBOR 1 Month + 7.50%), 09/02/2024(k)		14	12,838
Core & Main LP 3.750% (LIBOR 3 Month + 2.75%), 08/01/2024(k)		5	4,822
Dealer Tire, LLC 4.397% (LIBOR 1 Month + 4.25%), 12/12/2025(k)		20	19,618
Rockwood Service Corporation 4.397% (LIBOR 1 Month + 4.25%), 01/23/2027(e)(k)		3	3,379
RS IVY Holdco, Inc. 6.500% (LIBOR 3 Month + 5.50%), 12/23/2027(e)(k)(l)		70	69,300

			111,468

Services – 0.5%
Amentum Government Services Holdings LLC 3.647% (LIBOR 1 Month + 3.50%), 01/29/2027(k)		20	19,825
Garda World Security Corporation 4.990% (LIBOR 3 Month + 4.75%), 10/30/2026(k)		10	9,619
Parexel International Corporation 2.897% (LIBOR 1 Month + 2.75%), 09/27/2024(k)		9	8,900
Pi Lux Finco SARL 8.250% (LIBOR 3 Month + 7.25%), 01/01/2026(e)(k)		100	98,500
Refinitiv US Holdings Inc. (fka Financial & Risk US Holdings, Inc.) 3.397% (LIBOR 1 Month + 3.25%), 10/01/2025(k)		15	14,669
Sabre GLBL Inc. 12/17/2027(e)(l)		30	30,038
Verscend Holding Corp. 4.647% (LIBOR 1 Month + 4.50%), 08/27/2025(k)		26	26,193

			207,744

Technology – 0.9%
athenahealth, Inc. 4.648% (LIBOR 1 Month + 4.50%), 02/11/2026(k)		71	70,979

abfunds.com	AB FLEXFEE HIGH YIELD PORTFOLIO | 39

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Avaya Inc. 4.409% (LIBOR 1 Month + 4.25%), 12/15/2024(k)	U.S.$	2	$1,794
Boxer Parent Company Inc. (aka BMC Software, Inc.) 4.397% (LIBOR 1 Month + 4.25%), 10/02/2025(k)		59	58,562
MTS Systems Corporation 4.000% (LIBOR 1 Month + 3.25%), 07/05/2023(e)(k)		10	9,854
Pitney Bowes Inc. 5.650% (LIBOR 1 Month + 5.50%), 01/07/2025(k)		39	38,123
Presidio Holdings Inc. 3.720% (LIBOR 3 Month + 3.50%), 01/22/2027(k)		15	15,112
Solera, LLC (Solera Finance, Inc.) 2.897% (LIBOR 1 Month + 2.75%), 03/03/2023(k)		58	57,527
Veritas Us Inc. 6.500% (LIBOR 3 Month + 5.50%), 09/01/2025(k)		84	84,036

			335,987

Transportation - Airlines – 0.0%
Delta Air Lines, Inc. 5.750% (LIBOR 3 Month + 4.75%), 04/29/2023(k)		10	10,090

			2,156,223

Financial Institutions – 0.4%
Insurance – 0.4%
Cross Financial Corp. 5.500% (LIBOR 1 Month + 4.50%), 09/15/2027(e)(k)		45	45,000
Hub International Limited 5.000% (LIBOR 3 Month + 4.00%), 04/25/2025(k)		68	67,673
Sedgwick Claims Management Services, Inc. (Lightning Cayman Merger Sub, Ltd.) 4.147% (LIBOR 1 Month + 4.00%), 09/03/2026(k)		50	49,800

			162,473

Utility – 0.1%
Electric – 0.1%
Granite Generation LLC 4.750% (LIBOR 1 Month + 3.75%), 11/09/2026(k)		46	45,546

40 | AB FLEXFEE HIGH YIELD PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

4.750% (LIBOR 3 Month + 3.75%), 11/09/2026(k)	U.S.$	9	$8,554

			54,100

Total Bank Loans (cost $2,380,054)			2,372,796

EMERGING MARKETS – CORPORATE BONDS – 1.6%
Industrial – 1.5%
Basic – 0.4%
Eldorado Gold Corp. 9.50%, 06/01/2024(a)		73	80,854
First Quantum Minerals Ltd. 7.25%, 04/01/2023(a)		58	59,754

			140,608

Communications - Telecommunications – 0.5%
Sable International Finance Ltd. 5.75%, 09/07/2027(a)		200	213,216

Consumer Cyclical-Other – 0.5%
Wynn Macau Ltd. 5.50%, 01/15/2026(a)		209	217,213

Consumer Cyclical - Retailers – 0.0%
K2016470219 (South Africa) Ltd. 3.00%, 12/31/2022(b)(c)(e)(g)		17	– 0	–
K2016470260 (South Africa) Ltd. 25.00%, 12/31/2022(a)(b)(c)(e)		8	– 0	–

			– 0	–

Consumer Non-Cyclical – 0.0%
Tonon Luxembourg SA 6.50% (0.50% Cash and 6.00% PIK), 10/31/2024(b)(c)(e)(g)		2	64
Virgolino de Oliveira Finance SA 10.50%, 01/28/2018(f)(g)		96	716

			780

Energy – 0.1%
Petrobras Global Finance BV 5.093%, 01/15/2030		19	21,253

			593,070

Utility – 0.1%
Electric – 0.1%
Terraform Global Operating LLC 6.125%, 03/01/2026(g)		28	28,749

abfunds.com	AB FLEXFEE HIGH YIELD PORTFOLIO | 41

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Financial Institutions – 0.0%
Insurance – 0.0%
Ambac LSNI LLC 6.00% (LIBOR 3 Month + 5.00%), 02/12/2023(a)(m)	U.S.$	7	$7,331

Total Emerging Markets – Corporate Bonds (cost $715,642)			629,150

GOVERNMENTS – TREASURIES – 1.2%
Mexico – 0.2%
Mexican Bonos Series M 5.75%, 03/05/2026	MXN	1,202	63,057
Series M 20 10.00%, 12/05/2024		480	28,812

			91,869

Russia – 0.2%
Russian Federal Bond – OFZ Series 6217 7.50%, 08/18/2021	RUB	3,986	54,966

United States – 0.8%
U.S. Treasury Notes 2.75%, 05/31/2023	U.S.$	300	318,750

Total Governments – Treasuries (cost $461,386)			465,585

		Shares
COMMON STOCKS – 0.8%
Energy – 0.2%
Energy Equipment & Services – 0.1%
Tervita Corp.(d)		12,129	27,633
Vantage Drilling International(d)		247	741

			28,374

Oil, Gas & Consumable Fuels – 0.1%
Berry Corp.		5,250	19,320
CHC Group LLC(d)(n)		9,365	169
Denbury, Inc.(d)		1,554	39,922
Edcon Ltd.(b)(e)		8,218	– 0	–
K201640219 (South Africa) Ltd. A Shares(b)(d)(e)		191,574	– 0	–
K201640219 (South Africa) Ltd. B Shares(b)(d)(e)		30,276	– 0	–
Paragon Offshore Ltd. – Class A(d)(e)		267	27
Paragon Offshore Ltd. – Class B(d)(e)		401	2,606
Whiting Petroleum Corp.(d)		142	3,550

			65,594

			93,968

42 | AB FLEXFEE HIGH YIELD PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

Company		Shares	U.S. $ Value

Information Technology – 0.2%
Software – 0.2%
Avaya Holdings Corp.(d)		2,770	$53,046
Monitronics International, Inc.(d)		578	7,225

			60,271

Consumer Staples – 0.2%
Food & Staples Retailing – 0.2%
Southeastern Grocers, Inc.(b)(d)(e)		828	59,202

Materials – 0.1%
Containers & Packaging – 0.0%
Westrock Co.		6	261

Metals & Mining – 0.1%
BIS Industries Holdings Ltd.(b)(d)(e)		21,027	– 0	–
Constellium SE(d)		1,317	18,425
Neenah Enterprises, Inc.(b)(d)(e)		4,481	– 0	–
Ryerson Holding Corp.(d)		2,606	35,546

			53,971

			54,232

Consumer Discretionary – 0.1%
Auto Components – 0.1%
ATD New Holdings, Inc.(d)(e)		1,009	23,543
Exide Corp.(b)(d)(e)		20,363	11,725
Exide Technologies(b)(d)(e)		511	– 0	–

			35,268

Communication Services – 0.0%
Media – 0.0%
DISH Network Corp. – Class A(d)		100	3,234
iHeartMedia, Inc. – Class A(d)		1,033	13,408

			16,642

Industrials – 0.0%
Construction & Engineering – 0.0%
Willscot Corp.(d)		508	11,770

Total Common Stocks (cost $634,024)			331,353

	Principal Amount (000)
ASSET-BACKED SECURITIES – 0.6%
Other ABS - Fixed Rate – 0.4%
DB Master Finance LLC Series 2017-1A, Class A2I 3.629%, 11/20/2047(a)	U.S.$	56	57,904

abfunds.com	AB FLEXFEE HIGH YIELD PORTFOLIO | 43

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Taco Bell Funding LLC Series 2016-1A, Class A23 4.97%, 05/25/2046(a)	U.S.$	16	$16,722
Wendy’s Funding LLC Series 2018-1A, Class A2I 3.573%, 03/15/2048(a)		69	70,994

			145,620

Home Equity Loans - Fixed Rate – 0.2%
CWABS Asset-Backed Certificates Trust Series 2005-7, Class AF5W 5.554%, 10/25/2035		39	39,755
GSAA Home Equity Trust Series 2006-6, Class AF5 6.241%, 03/25/2036		66	27,300

			67,055

Home Equity Loans - Floating Rate – 0.0%
Lehman XS Trust Series 2007-6, Class 3A5 4.552%, 05/25/2037		11	10,769

Total Asset-Backed Securities (cost $227,929)			223,444

		Shares
PREFERRED STOCKS – 0.3%
Industrial – 0.2%
Consumer Cyclical - Automotive – 0.1%
Exide International Holdings LP 0.00%(b)(d)(e)(g)		39	29,445

Consumer Cyclical - Other – 0.0%
Hovnanian Enterprises, Inc. 7.625%		490	3,998

Industrial Conglomerates – 0.1%
WESCO International, Inc. Series A 10.625%		1,425	44,531

			77,974

Financial Institutions – 0.1%
Capital Markets – 0.1%
Ladenburg Thalmann Financial Services, Inc. Series A 8.00%		2,175	32,647

Total Preferred Stocks (cost $92,645)			110,621

44 | AB FLEXFEE HIGH YIELD PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

COLLATERALIZED MORTGAGE OBLIGATIONS – 0.3%
Risk Share Floating Rate – 0.3%
Federal Home Loan Mortgage Corp. Structured Agency Credit Risk Debt Notes Series 2013-DN2, Class M2 4.398% (LIBOR 1 Month + 4.25%), 11/25/2023(m)	U.S.$	32	$32,202
Series 2014-HQ2, Class M3 3.898% (LIBOR 1 Month + 3.75%), 09/25/2024(m)		53	54,703
Federal National Mortgage Association Connecticut Avenue Securities Series 2014-C01, Class M2 4.548% (LIBOR 1 Month + 4.40%), 01/25/2024(m)		9	9,561
Series 2015-C03, Class 2M2 5.148% (LIBOR 1 Month + 5.00%), 07/25/2025(m)		1	678

			97,144

Non-Agency Fixed Rate – 0.0%
Alternative Loan Trust Series 2006-28CB, Class A14 6.25%, 10/25/2036		4	3,230
CSMC Mortgage-Backed Trust Series 2006-7, Class 3A12 6.25%, 08/25/2036		5	3,404

			6,634

Total Collateralized Mortgage Obligations (cost $104,708)			103,778

EMERGING MARKETS – TREASURIES – 0.2%
Brazil – 0.1%
Brazil Notas do Tesouro Nacional Series F 10.00%, 01/01/2021	BRL	349	66,958

South Africa – 0.1%
Republic of South Africa Government Bond Series 2023 7.75%, 02/28/2023	ZAR	283	20,460

Total Emerging Markets – Treasuries (cost $118,623)			87,418

abfunds.com	AB FLEXFEE HIGH YIELD PORTFOLIO | 45

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

COMMERCIAL MORTGAGE-BACKED SECURITIES – 0.1%
Non-Agency Fixed Rate CMBS – 0.1%
Citigroup Commercial Mortgage Trust Series 2014-GC23, Class D 4.485%, 07/10/2047(a)	U.S.$	15	$13,008
GS Mortgage Securities Trust Series 2014-GC18, Class D 4.989%, 01/10/2047(a)		29	8,677
JPMBB Commercial Mortgage Securities Trust Series 2013-C17, Class D 4.888%, 01/15/2047(a)		29	27,939

Total Commercial Mortgage-Backed Securities (cost $71,286)			49,624

		Shares
INVESTMENT COMPANIES – 0.1%
Funds and Investment Trusts – 0.1%
iShares MSCI Global Metals & Mining Producers ETF(o) (cost $27,153)		805	29,664

WARRANTS – 0.0%
Avaya Holdings Corp., expiring 12/15/2022(d)		1,210	3,993
Battalion Oil Corp., expiring 10/08/2022(b)(d)(e)		3	– 0	–
Battalion Oil Corp., expiring 10/08/2022(b)(d)(e)		2	– 0	–
Battalion Oil Corp., expiring 10/08/2022(b)(d)(e)		4	– 0	–
iHeartMedia, Inc., expiring 05/01/2039(d)		12	154
SandRidge Energy, Inc., A-CW22, expiring 10/04/2022(d)		1,975	22
SandRidge Energy, Inc., B-CW22, expiring 10/04/2022(d)		830	11
Willscot Corp., expiring 11/29/2022(b)(d)(e)		787	7,169

Total Warrants (cost $13,325)			11,349

RIGHTS – 0.0%
Vistra Energy Corp., expiring 12/31/2049(d)(e) (cost $0)		3,442	3,442

46 | AB FLEXFEE HIGH YIELD PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Shares	U.S. $ Value

SHORT-TERM INVESTMENTS – 0.4%
Investment Companies – 0.4%
AB Fixed Income Shares, Inc. – Government Money Market Portfolio – Class AB, 0.03%(o)(p)(q) (cost $147,954)	147,954	$147,954

Total Investments – 98.3% (cost $36,688,153)		38,105,052
Other assets less liabilities – 1.7%		646,083

Net Assets – 100.0%		$38,751,135

FUTURES (see Note C)

Description	Number of Contracts	Expiration Month	Current Notional	Value and Unrealized Appreciation/ (Depreciation)
Purchased Contracts
E-Mini Russell 2000 Index Futures	1	March 2021	$98,740	$3,667
U.S. T-Note 5 Yr (CBT) Futures	19	March 2021	2,397,117	5,492
U.S. T-Note 10 Yr (CBT) Futures	18	March 2021	2,485,406	2,953

Sold Contracts
EURO-OAT Futures	1	March 2021	205,066	(1,038)

				$11,074

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note C)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Brown Brothers Harriman & Co.	CAD	53	USD	42	02/18/2021	$(265)
Brown Brothers Harriman & Co.	MXN	1,432	USD	72	02/25/2021	340
Brown Brothers Harriman & Co.	EUR	100	USD	123	03/17/2021	(201)
Citibank, NA	BRL	760	USD	144	01/05/2021	(2,716)
Citibank, NA	USD	145	BRL	760	01/05/2021	1,591
Citibank, NA	BRL	380	USD	72	02/02/2021	(1,564)
Goldman Sachs Bank USA	RUB	4,120	USD	53	01/22/2021	(2,131)
Standard Chartered Bank	EUR	1,355	USD	1,653	03/17/2021	(4,483)

						$(9,429)

abfunds.com	AB FLEXFEE HIGH YIELD PORTFOLIO | 47

PORTFOLIO OF INVESTMENTS (continued)

CENTRALLY CLEARED CREDIT DEFAULT SWAPS (see Note C)

Description	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at December 31, 2020	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Buy Contracts
iTraxx Europe Crossover Series 25, 5 Year Index, 06/20/2021*	(5.00)%	Quarterly	0.80%	EUR	13	$(333)	$(242)	$(91)
Sale Contracts
CDX-NAHY Series 33, 5 Year Index, 12/20/2024*	5.00	Quarterly	2.52	USD	276	25,884	11,592	14,292
CDX-NAHY Series 34, 5 Year Index, 06/20/2025*	5.00	Quarterly	2.75	USD	603	56,838	(693)	57,531
CDX-NAHY Series 35, 5 Year Index, 12/20/2025*	5.00	Quarterly	2.93	USD	2,896	274,488	100,579	173,909
Ford Motor Company, 4.346%, 12/08/2026, 06/20/2023*	5.00	Quarterly	1.91	USD	103	7,722	(14,290)	22,012
Ford Motor Company, 4.346%, 12/08/2026, 06/20/2023*	5.00	Quarterly	1.91	USD	57	4,273	(8,930)	13,203
iTraxx Europe Crossover Series 25, 5 Year Index, 06/20/2021*	5.00	Quarterly	0.80	EUR	13	333	242	91
iTraxx Europe Crossover Series 34, 5 Year Index, 12/20/2025*	5.00	Quarterly	2.43	EUR	330	48,508	23,203	25,305

						$417,713	$111,461	$306,252

*	Termination date

48 | AB FLEXFEE HIGH YIELD PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

CENTRALLY CLEARED INTEREST RATE SWAPS (see Note C)

			Rate Type
Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund	Payment Frequency Paid/ Received	Market Value	Upfront Premiums Paid (Received)			Unrealized Appreciation/ (Depreciation)
USD	1,770	03/06/2023	3 Month LIBOR	2.714%	Quarterly/Semi-Annual	$111,877	$	– 0	–	$111,877
USD	2,835	09/02/2025	2.248%	3 Month LIBOR	Semi-Annual/ Quarterly	(264,784)		(8,311)		(256,473)
USD	961	01/15/2026	1.978%	3 Month LIBOR	Semi-Annual/ Quarterly	(82,527)		5,398		(87,925)
USD	651	02/16/2026	1.625%	3 Month LIBOR	Semi-Annual/ Quarterly	(42,867)		7,434		(50,301)
USD	150	03/31/2026	1.693%	3 Month LIBOR	Semi-Annual/ Quarterly	(10,297)		– 0	–	(10,297)
USD	100	05/03/2026	1.770%	3 Month LIBOR	Semi-Annual/ Quarterly	(7,151)		– 0	–	(7,151)
USD	800	06/01/2026	1.714%	3 Month LIBOR	Semi-Annual/ Quarterly	(54,172)		32,362		(86,534)
USD	4,650	04/28/2027	2.330%	3 Month LIBOR	Quarterly/Semi-Annual	526,293		16,658		509,635
USD	350	05/03/2027	2.285%	3 Month LIBOR	Semi-Annual/ Quarterly	(38,559)		112		(38,671)
USD	940	03/06/2028	2.876%	3 Month LIBOR	Semi-Annual/ Quarterly	(154,987)		– 0	–	(154,987)

						$(17,174)		$53,653		$(70,827)

CREDIT DEFAULT SWAPS (see Note C)

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at December 31, 2020	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Buy Contracts
Credit Suisse International
CDX-CMBX.NA.BB Series 6, 05/11/2063*	(5.00)%	Monthly	15.00%	USD	180	$76,274	$21,801	$54,473
Goldman Sachs International
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	(3.00)	Monthly	15.00	USD	192	51,200	19,586	31,614
Sale Contracts
BNP Paribas SA
Altice France SA, 6/20/2024*	5.00	Quarterly	2.14	EUR	70	8,232	4,371	3,861
Credit Suisse International
CDX-CMBX.NA.BB Series 6, 05/11/2063*	5.00	Monthly	15.00	USD	29	(12,289)	(3,464)	(8,825)

abfunds.com	AB FLEXFEE HIGH YIELD PORTFOLIO | 49

PORTFOLIO OF INVESTMENTS (continued)

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at December 31, 2020	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
CDX-CMBX.NA.BB Series 6, 05/11/2063*	5.00%	Monthly	15.00%	USD	69	$(29,238)	$(7,647)	$(21,591)
International Game Technology, 4.750%, 02/15/2023, 06/20/2022*	5.00	Quarterly	0.85	EUR	100	7,515	4,178	3,337
Deutsche Bank AG
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	15.00	USD	252	(67,179)	(16,805)	(50,374)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	15.00	USD	75	(19,994)	(4,872)	(15,122)
Goldman Sachs International
Avis Budget Car Rental LLC, 5.250%, 03/15/2025, 12/20/2023*	5.00	Quarterly	3.31	USD	10	488	382	106
Avis Budget Car Rental LLC, 5.250%, 03/15/2025, 12/20/2023*	5.00	Quarterly	3.31	USD	20	976	1,196	(220)
CDX-CMBX.NA.BB Series 6, 05/11/2063*	5.00	Monthly	15.00	USD	163	(69,030)	(28,372)	(40,658)

						$(53,045)	$(9,646)	$(43,399)

*	Termination date

TOTAL RETURN SWAPS (see Note C)

Counterparty & Referenced Obligation	Rate Paid/ Received	Payment Frequency	Current Notional (000)		Maturity Date	Unrealized Appreciation/ (Depreciation)
Receive Total Return on Reference Obligation
Goldman Sachs International
Markit iBoxx USD Contingent Convertible Liquid Developed Market AT1	3 Month LIBOR	Quarterly	USD	585	03/20/2021	$5,098

**	Principal amount less than 500.

(a)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered restricted, but liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2020, the aggregate market value of these securities amounted to $23,103,649 or 59.7% of net assets.

50 | AB FLEXFEE HIGH YIELD PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

(b)	Fair valued by the Adviser.

(c)	Pay-In-Kind Payments (PIK). The issuer may pay cash interest and/or interest in additional debt securities. Rates shown are the rates in effect at December 31, 2020.

(d)	Non-income producing security.

(e)	Security in which significant unobservable inputs (Level 3) were used in determining fair value.

(f)	Defaulted matured security.

(g)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities, which represent 0.15% of net assets as of December 31, 2020, are considered illiquid and restricted. Additional information regarding such securities follows:

144A/Restricted & Illiquid Securities	Acquisition Date	Cost		Market Value		Percentage of Net Assets
Exide International Holdings LP 0.00%	11/05/2020	$29,328		$29,445		0.08%
Exide Technologies (Exchange Priority) 11.00%, 10/31/2024	08/03/2020	– 0	–	– 0	–	0.00%
Exide Technologies (First Lien) 11.00%, 10/31/2024	10/29/2020	– 0	–	– 0	–	0.00%
K2016470219 (South Africa) Ltd. 3.00%, 12/31/2022	03/13/2015	16,276		– 0	–	0.00%
Magnetation LLC/Mag Finance Corp. 11.00%, 05/15/2018	02/19/2015	36,767		– 0	–	0.00%
Terraform Global Operating LLC 6.125%, 03/01/2026	02/08/2018	28,034		28,749		0.07%
Tonon Luxembourg SA 6.50%, 10/31/2024	01/16/2013	4,100		64		0.00%
Virgolino de Oliveira Finance SA 10.50%, 01/28/2018	02/13/2013	96,161		716		0.00%

(h)	Convertible security.

(i)	Defaulted.

(j)	Securities are perpetual and, thus, do not have a predetermined maturity date. The date shown, if applicable, reflects the next call date.

(k)	The stated coupon rate represents the greater of the LIBOR or the LIBOR floor rate plus a spread at December 31, 2020.

(l)

This position or a portion of this position represents an unsettled loan purchase. The coupon rate will be determined at the time of settlement and will be based upon the London-Interbank Offered Rate (“LIBOR”) plus a premium which was determined at the time of purchase.

(m)	Floating Rate Security. Stated interest/floor/ceiling rate was in effect at December 31, 2020.

(n)	Restricted and illiquid security.

Restricted & Illiquid Securities	Acquisition Date	Cost	Market Value	Percentage of Net Assets
CHC Group LLC	03/10/2017	$127,430	$169	0.00%

(o)

To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov. Additionally, shareholder reports for AB funds can be obtained by calling AB at (800) 227-4618.

(p)	Affiliated investments.

(q)	The rate shown represents the 7-day yield as of period end.

abfunds.com	AB FLEXFEE HIGH YIELD PORTFOLIO | 51

PORTFOLIO OF INVESTMENTS (continued)

Currency Abbreviations:

BRL – Brazilian Real

CAD – Canadian Dollar

EUR – Euro

GBP – Great British Pound

MXN – Mexican Peso

RUB – Russian Ruble

USD – United States Dollar

ZAR – South African Rand

Glossary:

ABS – Asset-Backed Securities

CBT – Chicago Board of Trade

CDX-CMBX.NA – North American Commercial Mortgage-Backed Index

CDX-NAHY – North American High Yield Credit Default Swap Index

CMBS – Commercial Mortgage-Backed Securities

ETF – Exchange Traded Fund

LIBOR – London Interbank Offered Rate

MSCI – Morgan Stanley Capital International

OAT – Obligations Assimilables du Trésor

REIT – Real Estate Investment Trust

See notes to financial statements.

52 | AB FLEXFEE HIGH YIELD PORTFOLIO	abfunds.com

STATEMENT OF ASSETS & LIABILITIES

December 31, 2020

Assets
Investments in securities, at value
Unaffiliated issuers (cost $36,540,199)	$37,957,098
Affiliated issuers (cost $147,954)	147,954
Cash	18,644
Cash collateral due from broker	642,572
Foreign currencies, at value (cost $34,388)	34,972
Unaffiliated interest receivable	537,916
Market value of credit default swaps (net premiums paid $51,514)	144,685
Receivable for investment securities sold	10,054
Unrealized appreciation on total return swaps	5,098
Receivable for variation margin on centrally cleared swaps	4,854
Receivable for variation margin on futures	2,736
Receivable for capital stock sold	2,129
Unrealized appreciation on forward currency exchange contracts	1,931
Affiliated dividends receivable	6

Total assets	39,510,649

Liabilities
Payable for investment securities purchased	220,119
Market value of credit default swaps (net premiums received $61,160)	197,730
Audit and tax fee payable	128,356
Advisory fee payable	57,815
Payable for capital stock redeemed	41,171
Dividends payable	13,481
Unrealized depreciation on forward currency exchange contracts	11,360
Transfer Agent fee payable	3,082
Payable for variation margin on centrally cleared swaps	542
Accrued expenses and other liabilities	85,858

Total liabilities	759,514

Net Assets	$38,751,135

Composition of Net Assets
Capital stock, at par	$3,929
Additional paid-in capital	47,320,150
Accumulated loss	(8,572,944)

$38,751,135

Net Asset Value Per Share—33 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value

Advisor	$38,751,135	3,928,977	$9.86

See notes to financial statements.

abfunds.com	AB FLEXFEE HIGH YIELD PORTFOLIO | 53

STATEMENT OF OPERATIONS

Year Ended December 31, 2020

Investment Income
Interest (net of foreign taxes withheld of $324)	$2,349,889
Dividends
Unaffiliated issuers	5,949
Affiliated issuers	3,547	$2,359,385

Expenses
Advisory fee (see Note B)	231,005
Transfer agency—Advisor Class	41,096
Custody and accounting	153,756
Audit and tax	136,812
Legal	106,071
Administrative	72,160
Printing	38,915
Registration fees	24,330
Directors’ fees	16,540
Miscellaneous	17,418

Total expenses	838,103
Less: expenses waived and reimbursed by the Adviser (see Note B)	(568,950)

Net expenses		269,153

Net investment income		2,090,232

Realized and Unrealized Gain (Loss) on Investment and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions		(43,889	)(a)
Forward currency exchange contracts		(152,216)
Futures		177,890
Swaps		105,965
Foreign currency transactions		41,441
Net change in unrealized appreciation/depreciation on:
Investments		770,281	(b)
Forward currency exchange contracts		36,943
Futures		25,520
Swaps		137,424
Foreign currency denominated assets and liabilities		486

Net gain on investment and foreign currency transactions		1,099,845

Net Increase in Net Assets from Operations		$3,190,077

(a)	Net of decrease in foreign capital gains taxes on realized gains of $20,258.

(b)	Net of increase in accrued foreign capital gains taxes on unrealized gains of $2,884.

See notes to financial statements.

54 | AB FLEXFEE HIGH YIELD PORTFOLIO	abfunds.com

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31, 2020	Year Ended December 31, 2019
Increase (Decrease) in Net Assets from Operations
Net investment income	$2,090,232	$1,991,008
Net realized gain (loss) on investment and foreign currency transactions	129,191	(233,902)
Net change in unrealized appreciation/depreciation on investments and foreign currency denominated assets and liabilities	970,654	3,115,409

Net increase in net assets from operations	3,190,077	4,872,515
Distributions to Shareholders
Advisor Class	(2,379,537)	(2,205,237)
Capital Stock Transactions
Net increase (decrease)	(2,277,269)	7,041,926

Total increase (decrease)	(1,466,729)	9,709,204
Net Assets
Beginning of period	40,217,864	30,508,660

End of period	$38,751,135	$40,217,864

See notes to financial statements.

abfunds.com	AB FLEXFEE HIGH YIELD PORTFOLIO | 55

NOTES TO FINANCIAL STATEMENTS

December 31, 2020

NOTE A

Significant Accounting Policies

AB Bond Fund, Inc. (the “Company”) is registered under the Investment Company Act of 1940 as an open-end management investment company. The Company, which is a Maryland corporation, operates as a series company comprised of nine portfolios currently in operation. Each portfolio is considered to be a separate entity for financial reporting and tax purposes. This report relates only to the AB FlexFee High Yield Portfolio (the “Fund”), a diversified portfolio. The Fund has authorized the issuance of Class A, Class B, Class C, Advisor Class, Class R, Class K, Class I, Class Z, Class T, Class 1 and Class 2 shares. Class B, Class T, Class 1 and Class 2 shares have not been issued, and no shares of Class A, Class C, Class R, Class K, Class I or Class Z were outstanding as of December 31, 2020. Advisor class shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All 11 classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”), which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Fund is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors (the “Board”).

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are

56 | AB FLEXFEE HIGH YIELD PORTFOLIO	abfunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, AllianceBernstein L.P. (the “Adviser”) will have discretion to determine the best valuation (e.g., last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Such factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Open-end mutual funds are valued at the closing net asset value per share, while exchange traded funds are valued at the closing market price per share.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value as deemed appropriate by the Adviser. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those

abfunds.com	AB FLEXFEE HIGH YIELD PORTFOLIO | 57

NOTES TO FINANCIAL STATEMENTS (continued)

securities. To account for this, the Fund generally values many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The fair value of debt instruments, such as bonds, and over-the-counter derivatives is generally based on market price quotations, recently executed market transactions (where observable) or industry recognized modeling techniques and are generally classified as Level 2. Pricing vendor inputs to Level 2 valuations may include quoted prices for similar investments in active markets, interest rate curves, coupon rates, currency rates, yield curves, option adjusted spreads, default rates, credit spreads and other unique security features in order to estimate the relevant cash flows which are then discounted to calculate fair values. If these inputs are unobservable and significant to the fair value, these investments will be classified as Level 3.

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since

58 | AB FLEXFEE HIGH YIELD PORTFOLIO	abfunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

Valuations of mortgage-backed or other asset-backed securities, by pricing vendors, are based on both proprietary and industry recognized models and discounted cash flow techniques. Significant inputs to the valuation of these instruments are value of the collateral, the rates and timing of delinquencies, the rates and timing of prepayments, and default and loss expectations, which are driven in part by housing prices for residential mortgages. Significant inputs are determined based on relative value analyses, which incorporate comparisons to instruments with similar collateral and risk profiles, including relevant indices. Mortgage and asset-backed securities for which management has collected current observable data through pricing services are generally categorized within Level 2. Those investments for which current observable data has not been provided are classified as Level 3.

Bank loan prices are provided by third party pricing services and consist of a composite of the quotes received by the vendor into a consensus price. Certain bank loans are classified as Level 3, as a significant input used in the fair value measurement of these instruments is the market quotes that are received by the vendor and these inputs are not observable.

Other fixed income investments, including non-U.S. government and corporate debt, are generally valued using quoted market prices, if available, which are typically impacted by current interest rates, maturity dates and any perceived credit risk of the issuer. Additionally, in the absence of quoted market prices, these inputs are used by pricing vendors to derive a valuation based upon industry or proprietary models which incorporate issuer specific data with relevant yield/spread comparisons with more widely quoted bonds with similar key characteristics. Those investments for which there are observable inputs are classified as Level 2. Where the inputs are not observable, the investments are classified as Level 3.

abfunds.com	AB FLEXFEE HIGH YIELD PORTFOLIO | 59

NOTES TO FINANCIAL STATEMENTS (continued)

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of December 31, 2020:

Investments in Securities	Level 1			Level 2		Level 3		Total
Assets:
Corporates – Non-Investment Grade	$	– 0	–	$30,140,781		$4,250	#	$30,145,031
Corporates – Investment Grade		– 0	–	3,393,843		– 0	–	3,393,843
Bank Loans		– 0	–	2,031,062		341,734		2,372,796
Emerging Markets – Corporate Bonds		– 0	–	629,086		64	#	629,150
Governments – Treasuries		– 0	–	465,585		– 0	–	465,585
Common Stocks		234,250		– 0	–	97,103	#	331,353
Asset-Backed Securities		– 0	–	223,444		– 0	–	223,444
Preferred Stocks		48,529		32,647		29,445		110,621
Collateralized Mortgage Obligations		– 0	–	103,778		– 0	–	103,778
Emerging Markets – Treasuries		– 0	–	87,418		– 0	–	87,418
Commercial Mortgage-Backed Securities		– 0	–	49,624		– 0	–	49,624
Investment Companies		29,664		– 0	–	– 0	–	29,664
Warrants		4,180		– 0	–	7,169	#	11,349
Rights		– 0	–	– 0	–	3,442		3,442
Short-Term Investments:
Investment Companies		147,954		– 0	–	– 0	–	147,954

Total Investments in Securities		464,577		37,157,268		483,207		38,105,052
Other Financial Instruments*:
Assets
Futures		12,112		– 0	–	– 0	–	12,112	†
Forward Currency Exchange Contracts		– 0	–	1,931		– 0	–	1,931
Centrally Cleared Credit Default Swaps		– 0	–	418,046		– 0	–	418,046	†
Centrally Cleared Interest Rate Swaps		– 0	–	638,170		– 0	–	638,170	†
Credit Default Swaps		– 0	–	144,685		– 0	–	144,685
Total Return Swaps		– 0	–	5,098		– 0	–	5,098
Liabilities
Futures		(1,038)		– 0	–	– 0	–	(1,038	)†
Forward Currency Exchange Contracts		– 0	–	(11,360)		– 0	–	(11,360)
Centrally Cleared Credit Default Swaps		– 0	–	(333)		– 0	–	(333	)†
Centrally Cleared Interest Rate Swaps		– 0	–	(655,344)		– 0	–	(655,344	)†
Credit Default Swaps		– 0	–	(197,730)		– 0	–	(197,730)

Total		$475,651		$37,500,431		$483,207		$38,459,289

60 | AB FLEXFEE HIGH YIELD PORTFOLIO	abfunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

#	The Fund held securities with zero market value at period end.

*

Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/(depreciation) on the instrument. Other financial instruments may also include swaps with upfront premiums, options written and swaptions written which are valued at market value.

†

Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation/(depreciation) on futures and centrally cleared swaps as reported in the portfolio of investments. Where applicable, centrally cleared swaps with upfront premiums are presented here at market value.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value.

	Corporates - Non-Investment Grade#		Bank Loans		Emerging Markets - Corporate Bonds#		Common Stocks#
Balance as of 12/31/19	$87,446		$405,559		$63		$91,942
Accrued discounts/(premiums)	327		164		(1,630)		– 0	–
Realized gain (loss)	(44,482)		230		– 0	–	(19,404)
Change in unrealized appreciation/depreciation	936		857		(848)		25,908
Purchases/Payups	856		157,568		2,436		6,825
Sales	(40,833)		(37,034)		– 0	–	– 0	–
Transfers into level 3	– 0	–	19,780		43		– 0	–
Transfers out of level 3	– 0	–	(205,390)		– 0	–	(8,168)

Balance as of 12/31/2020	$4,250		$341,734		$64		$97,103

Net change in unrealized appreciation/depreciation from investments held as of 12/31/2020**	$(745)		$1,192		$(848)		$(6,819)

	Preferred Stocks		Warrants#		Rights		Total
Balance as of 12/31/19	$ – 0	–	$4,806		$3,363		$593,179
Accrued discounts/(premiums)	– 0	–	– 0	–	– 0	–	(1,139)
Realized gain (loss)	– 0	–	– 0	–	– 0	–	(63,656)
Change in unrealized appreciation/depreciation	117		2,363		79		29,412
Purchases/Payups	29,328		– 0	–	– 0	–	197,013
Sales	– 0	–	– 0	–	– 0	–	(77,867)
Transfers into level 3	– 0	–	– 0	–	– 0	–	19,823
Transfers out of level 3	– 0	–	– 0	–	– 0	–	(213,558)

Balance as of 12/31/2020	$29,445		$7,169		$3,442		$483,207

Net change in unrealized appreciation/depreciation from investments held as of 12/31/2020**	$117		$2,363		$79		$(4,661)

#	The Fund held securities with zero market value that were sold/expired/written off during the reporting period.

**	The unrealized appreciation/depreciation is included in net change in unrealized appreciation/depreciation on investments and other financial instruments in the accompanying statement of operations.

abfunds.com	AB FLEXFEE HIGH YIELD PORTFOLIO | 61

NOTES TO FINANCIAL STATEMENTS (continued)

The following presents information about significant unobservable inputs related to the Fund’s Level 3 investments at December 31, 2020. Securities priced (i) by third party vendors, (ii) by brokers or (iii) using prior transaction prices, which approximates fair value, are excluded from the following table.

Quantitative Information about Level 3 Fair Value Measurements

	Fair Value at 12/31/20			Valuation Technique	Unobservable Input	Input
Corporates – Non-Investment Grade		$4,250		Recovery Analysis	Collateral Value	$85.10
	$	– 0	–	Qualitative Assessment		$0.00

		$4,250

Common Stocks		$11,725		Market Approach	Projected Enterprise Value	$502.6mm to $554.7mm
	$	– 0	–	Qualitative Assessment		$0.00
	$	– 0	–	Qualitative Assessment		$0.00
	$	– 0	–	Qualitative Assessment		$0.00

		$11,725

Preferred Stocks		$29,445		Discounted Cash Flow	Discount Rate on Future Cash Flows	13.21%
Warrants		$7,169		Option Pricing Model	Exercise Price	$9.11
	$	– 0	–	Qualitative Assessment		$0.00

		$7,169

Generally, a change in the assumptions used in any input in isolation may be accompanied by a change in another input. Significant changes in any of the unobservable inputs may significantly impact the fair value measurement. Significant increases (decreases) in Collateral Value, Projected Enterprise Value and Exercise Price in insolation would be expected to result in a significantly higher (lower) fair value measurement. A significant increase (decrease) in Discount Rate on Future Cash Flows in isolation would be expected to result in a significantly lower (higher) fair value measurement.

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars

62 | AB FLEXFEE HIGH YIELD PORTFOLIO	abfunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at the rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

4. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/ depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Fund’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Fund amortizes premiums and accretes discounts as adjustments to interest income. The Fund accounts for distributions received from REIT investments or from regulated investment companies as dividend income, realized gain, or return of capital based on information provided by the REIT or the investment company.

abfunds.com	AB FLEXFEE HIGH YIELD PORTFOLIO | 63

NOTES TO FINANCIAL STATEMENTS (continued)

6. Expense Allocations

Expenses of the Company are charged proportionately to each portfolio or based on other appropriate methods.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Fund calculates and accrues daily a base fee, at an annualized rate of .40% of the Fund’s average daily net assets (“Base Fee”). The advisory fee is increased or decreased from the Base Fee by a performance adjustment (“Performance Adjustment”) that depends on whether, and to what extent, the investment performance of the Advisor Class shares of the Fund (“Measuring Class”) exceeds, or is exceeded by, the performance of the Markit iBoxx USD Liquid High Yield Index (“Index”) plus .75% (“Index Hurdle”) over the Performance Period (as defined below). The Performance Adjustment is calculated and accrued daily, according to a schedule that adds or subtracts .002667% of the Fund’s average daily net assets for each .01% of absolute performance by which the performance of the Measuring Class exceeds or lags the Index Hurdle for the period from the beginning of the Performance Period through the current business day. The maximum Performance Adjustment (positive or negative) will not exceed an annualized rate of +/- .20% (“Maximum Performance Adjustment”) of the Fund’s average daily net assets, which would occur when the performance of the Measuring Class exceeds, or is exceeded by, the Index Hurdle by .75% or more for the Performance Period. On a monthly basis, the Fund will pay the Adviser the minimum fee rate of .20% on an annualized basis (Base Fee minus the Maximum Performance Adjustment) applied to the average daily net assets for the month. At the end of the Performance Period, the Fund will pay to the Adviser the total advisory fee, less the amount of any minimum fees paid during the Performance Period and any waivers described below. The period over which performance is measured (“Performance Period”) was initially from February 26, 2018 to December 31, 2019 and thereafter is each 12-month period beginning on the first day in the month of January through December 31 of the same year. In addition, the Adviser has agreed to waive its advisory fee by limiting the Fund’s accrual of the advisory fee

64 | AB FLEXFEE HIGH YIELD PORTFOLIO	abfunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

(Base Fee plus Performance Adjustment) on any day to the amount corresponding to the maximum fee rate multiplied by the Fund’s current net assets if such amount is less than the amount that would have been accrued based on the Fund’s average daily net assets for the Performance Period. For the year ended December 31, 2020, the Fund accrued advisory fees of $231,005, as reflected in the statement of operations, at an annual effective rate (excluding the impact from any expense waivers in effect) of .60% of the Fund’s average net assets, which reflected a .20% Performance Adjustment of $76,391.

The Adviser has agreed to waive its fees and bear certain expenses to the extent necessary to limit total expenses (other than the advisory fee, acquired fund fees and expenses other than the advisory fees of any AB mutual funds in which the Fund may invest, interest expense, taxes, extraordinary expenses, and brokerage commissions and other transaction costs) on an annual basis from exceeding .10% of average daily net assets (the “Expense Cap”). For the year ended December 31, 2020, such reimbursements/ waivers amounted to $495,920. The Expense Cap will remain in effect until April 30, 2021 and then may be continued thereafter from year to year by the Adviser. Any fees waived and expenses borne by the Adviser between February 26, 2018 and December 31, 2019 are subject to repayment by the Fund until the end of the third fiscal year after the fiscal period in which the fee was waived or the expense was borne; such waivers that are subject to repayment amount to $450,749 for the period ended October 31, 2018, $157,175 for the period ended December 31, 2018 and $484,978 for the year ended December 31, 2019. In any case, no repayment will be made that would cause the Fund’s total annual expenses (subject to the exclusions set forth above) to exceed .10% of average daily net assets.

Pursuant to the investment advisory agreement, the Fund may reimburse the Adviser for certain legal and accounting services provided to the Fund by the Adviser. For the year ended December 31, 2020, the Adviser waived such fees in the amount of $72,160.

The Fund compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to $18,166 for the year ended December 31, 2020.

The Fund may invest in AB Government Money Market Portfolio (the “Government Money Market Portfolio”) which has a contractual annual advisory fee rate of .20% of the portfolio’s average daily net assets and

abfunds.com	AB FLEXFEE HIGH YIELD PORTFOLIO | 65

NOTES TO FINANCIAL STATEMENTS (continued)

bears its own expenses. The Adviser has contractually agreed to waive .10% of the advisory fee of Government Money Market Portfolio (resulting in a net advisory fee of .10%) until August 31, 2021. In connection with the investment by the Fund in Government Money Market Portfolio, the Adviser has contractually agreed to waive its advisory fee from the Fund in an amount equal to the Fund’s pro rata share of the effective advisory fee of Government Money Market Portfolio, as borne indirectly by the Fund as an acquired fund fee and expense. For the year ended December 31, 2020, such waiver amounted to $870.

A summary of the Fund’s transactions in AB mutual funds for the year ended December 31, 2020 is as follows:

Fund	Market Value 12/31/19 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value 12/31/20 (000)	Dividend Income (000)
Government Money Market Portfolio	$2,551	$17,856	$20,259	$148	$4

During the second quarter of 2018, AXA S.A. (“AXA”), a French holding company for the AXA Group, completed the sale of a minority stake in its subsidiary, AXA Equitable Holdings, Inc. (now named Equitable Holdings, Inc.)(“Equitable”), through an initial public offering. Equitable is the holding company for a diverse group of financial services companies, including an approximate 65% economic interest in the Adviser and a 100% interest in AllianceBernstein Corporation, the general partner of the Adviser. Since the initial sale, AXA has completed additional offerings, most recently during the fourth quarter of 2019. As a result, AXA currently owns less than 10% of the outstanding shares of common stock of Equitable, and no longer owns a controlling interest in Equitable. AXA previously announced its intention to sell its entire interest in Equitable over time, subject to market conditions and other factors (the “Plan”). Most of AXA’s remaining Equitable shares are to be delivered on redemption of AXA bonds mandatorily exchangeable into Equitable shares and maturing in May 2021. AXA retains sole discretion to determine the timing of any future sales of its remaining shares of Equitable common stock.

Sales under the Plan that were completed on November 13, 2019 resulted in the indirect transfer of a “controlling block” of voting securities of the Adviser (a “Change of Control Event”) and may have been deemed to have been an “assignment” causing a termination of the Fund’s investment advisory and administration agreements. In order to ensure that investment advisory and administration services could continue uninterrupted in the event of a Change of Control Event, the Board previously approved new investment advisory and administration agreements with the Adviser, and

66 | AB FLEXFEE HIGH YIELD PORTFOLIO	abfunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

shareholders of the Fund subsequently approved the new investment advisory agreement. These agreements became effective on November 13, 2019.

NOTE C

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended December 31, 2020, were as follows:

	Purchases		Sales
Investment securities (excluding U.S. government securities)	$28,114,416		$28,339,550
U.S. government securities	– 0	–	– 0	–

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation are as follows:

Cost	$36,736,894

Gross unrealized appreciation	3,658,274
Gross unrealized depreciation	(2,335,427)

Net unrealized appreciation	$1,322,847

1. Derivative Financial Instruments

The Fund may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The principal types of derivatives utilized by the Fund, as well as the methods in which they may be used are:

•	Forward Currency Exchange Contracts

The Fund may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sale commitments denominated in foreign currencies and for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on forward currency exchange contracts. Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized

abfunds.com	AB FLEXFEE HIGH YIELD PORTFOLIO | 67

NOTES TO FINANCIAL STATEMENTS (continued)

appreciation and/or depreciation by the Fund. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

During the year ended December 31, 2020, the Fund held forward currency exchange contracts for hedging and non-hedging purposes.

•	Futures

The Fund may buy or sell futures for investment purposes or for the purpose of hedging its portfolio against adverse effects of potential movements in the market. The Fund bears the market risk that arises from changes in the value of these instruments and the imperfect correlation between movements in the price of the futures and movements in the price of the assets, reference rates or indices which they are designed to track. Among other things, the Fund may purchase or sell futures for foreign currencies or options thereon for non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”.

At the time the Fund enters into futures, the Fund deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is effected. Such amount is shown as cash collateral due from broker on the statement of assets and liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/ counterparty risk for exchange-traded futures is generally less than privately negotiated futures, since the clearinghouse, which is the issuer or counterparty to each exchange-traded future, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Use of long futures subjects the Fund to risk of loss in excess of the amounts shown on the statement of assets and liabilities, up to the notional value of the futures. Use of short futures subjects the Fund to unlimited risk of loss. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of futures can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

During the year ended December 31, 2020, the Fund held futures for hedging purposes.

68 | AB FLEXFEE HIGH YIELD PORTFOLIO	abfunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

•	Swaps

The Fund may enter into swaps to hedge its exposure to interest rates, credit risk or currencies. The Fund may also enter into swaps for non-hedging purposes as a means of gaining market exposures including by making direct investments in foreign currencies, as described below under “Currency Transactions” or in order to take a “long” or “short” position with respect to an underlying referenced asset described below under “Total Return Swaps”. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other. In addition, collateral may be pledged or received by the Fund in accordance with the terms of the respective swaps to provide value and recourse to the Fund or its counterparties in the event of default, bankruptcy or insolvency by one of the parties to the swap.

Risks may arise as a result of the failure of the counterparty to the swap to comply with the terms of the swap. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Fund, and/or the termination value at the end of the contract. Therefore, the Fund considers the creditworthiness of each counterparty to a swap in evaluating potential counterparty risk. This risk is mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities. The Fund accrues for the interim payments on swaps on a daily basis, with the net amount recorded within unrealized appreciation/ depreciation of swaps on the statement of assets and liabilities, where applicable. Once the interim payments are settled in cash, the net amount is recorded as realized gain/(loss) on swaps on the statement of operations, in addition to any realized gain/(loss) recorded upon the termination of swaps. Upfront premiums paid or received for OTC swaps are recognized as cost or proceeds on the statement of assets and liabilities and are amortized on a straight line basis over the life of the contract. Amortized upfront premiums are included in net realized gain/(loss) from swaps on the statement of operations. Fluctuations in the value of swaps are recorded as a component of net change in unrealized appreciation/depreciation of swaps on the statement of operations.

Certain standardized swaps, including certain interest rate swaps and credit default swaps, are (or soon will be) subject to mandatory central

abfunds.com	AB FLEXFEE HIGH YIELD PORTFOLIO | 69

NOTES TO FINANCIAL STATEMENTS (continued)

clearing. Cleared swaps are transacted through futures commission merchants (“FCMs”) that are members of central clearinghouses, with the clearinghouse serving as central counterparty, similar to transactions in futures contracts. Centralized clearing will be required for additional categories of swaps on a phased-in basis based on requirements published by the Securities and Exchange Commission and Commodity Futures Trading Commission.

At the time the Fund enters into a centrally cleared swap, the Fund deposits and maintains as collateral an initial margin with the broker, as required by the clearinghouse on which the transaction is effected. Such amount is shown as cash collateral due from broker on the statement of assets and liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for centrally cleared swaps is generally less than non-centrally cleared swaps, since the clearinghouse, which is the issuer or counterparty to each centrally cleared swap, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Interest Rate Swaps:

The Fund is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Fund holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Fund may enter into interest rate swaps. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional amount. The Fund may elect to pay a fixed rate and receive a floating rate, or, receive a fixed rate and pay a floating rate on a notional amount.

In addition, the Fund may also enter into interest rate swap transactions to preserve a return or spread on a particular investment or portion of its portfolio, or protecting against an increase in the price of securities the Fund anticipates purchasing at a later date. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) computed based on a contractually-based principal (or “notional”) amount. Interest rate swaps are entered into on a net basis (i.e., the two payment streams

70 | AB FLEXFEE HIGH YIELD PORTFOLIO	abfunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments).

During the year ended December 31, 2020, the Fund held interest rate swaps for hedging purposes.

Credit Default Swaps:

The Fund may enter into credit default swaps, including to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults by corporate and sovereign issuers held by the Fund, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. The Fund may purchase credit protection (“Buy Contract”) or provide credit protection (“Sale Contract”) on the referenced obligation of the credit default swap. During the term of the swap, the Fund receives/(pays) fixed payments from/(to) the respective counterparty, calculated at the agreed upon rate applied to the notional amount. If the Fund is a buyer/(seller) of protection and a credit event occurs, as defined under the terms of the swap, the Fund will either (i) receive from the seller/(pay to the buyer) of protection an amount equal to the notional amount of the swap (the “Maximum Payout Amount”) and deliver/(take delivery of) the referenced obligation or (ii) receive/(pay) a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation. In certain circumstances Maximum Payout Amounts may be partially offset by recovery values of the respective referenced obligations, upfront premium received upon entering into the agreement, or net amounts received from settlement of buy protection credit default swaps entered into by the Fund for the same referenced obligation with the same counterparty.

Credit default swaps may involve greater risks than if the Fund had invested in the referenced obligation directly. Credit default swaps are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Fund is a buyer of protection and no credit event occurs, it will lose the payments it made to its counterparty. If the Fund is a seller of protection and a credit event occurs, the value of the referenced obligation received by the Fund coupled with the periodic payments previously received may be less than the Maximum Payout Amount it pays to the buyer, resulting in a net loss to the Fund.

Implied credit spreads over U.S. Treasuries of comparable maturity utilized in determining the market value of credit default swaps on issuers as of period end are disclosed in the portfolio of investments. The implied spreads serve as an indicator of the current status of the payment/ performance risk and typically reflect the likelihood of

abfunds.com	AB FLEXFEE HIGH YIELD PORTFOLIO | 71

NOTES TO FINANCIAL STATEMENTS (continued)

default by the issuer of the referenced obligation. The implied credit spread of a particular reference obligation also reflects the cost of buying/selling protection and may reflect upfront payments required to be made to enter into the agreement. Widening credit spreads typically represent a deterioration of the referenced obligation’s credit soundness and greater likelihood of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced obligation.

During the year ended December 31, 2020, the Fund held credit default swaps for hedging and non-hedging purposes.

Total Return Swaps:

The Fund may enter into total return swaps in order to take a “long” or “short” position with respect to an underlying referenced asset. The Fund is subject to market price volatility of the underlying referenced asset. A total return swap involves commitments to pay interest in exchange for a market linked return based on a notional amount. To the extent that the total return of the security, group of securities or index underlying the transaction exceeds or falls short of the offsetting interest obligation, the Fund will receive a payment from or make a payment to the counterparty.

During the year ended December 31, 2020, the Fund held total return swaps for non-hedging purposes.

The Fund typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreement”) with its OTC derivative contract counterparties in order to, among other things, reduce its credit risk to OTC counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Fund typically may offset with the OTC counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination. In the event of a default by an OTC counterparty, the return of collateral with market value in excess of the Fund’s net liability, held by the defaulting party, may be delayed or denied.

The Fund’s ISDA Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of the Fund decline below specific levels (“net asset contingent features”). If these levels are triggered, the Fund’s OTC counterparty has the right to terminate such transaction and require the Fund to pay or receive a settlement amount in connection with the terminated transaction. If OTC

72 | AB FLEXFEE HIGH YIELD PORTFOLIO	abfunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

derivatives were held at period end, please refer to netting arrangements by the OTC counterparty tables below for additional details.

During the year ended December 31, 2020, the Fund had entered into the following derivatives:

	Asset Derivatives			Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts	Receivable/Payable for variation margin on futures	$8,445	*	Receivable/Payable for variation margin on futures	$1,038	*

Interest rate contracts	Receivable/Payable for variation margin on centrally cleared swaps	621,512	*	Receivable/Payable for variation margin on centrally cleared swaps	692,339	*

Foreign currency contracts	Unrealized appreciation on forward currency exchange contracts	1,931		Unrealized depreciation on forward currency exchange contracts	11,360

Credit contracts	Market value of credit default swaps	144,685		Market value of credit default swaps	197,730

Credit contracts	Receivable/Payable for variation margin on centrally cleared swaps	306,343	*	Receivable/Payable for variation margin on centrally cleared swaps	91	*

Credit contracts	Unrealized appreciation on total return swaps	5,098

Equity contracts	Receivable/Payable for variation margin on futures	3,667	*

Total		$1,091,681			$902,558

*

Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation/depreciation on futures and centrally cleared swaps as reported in the portfolio of investments.

abfunds.com	AB FLEXFEE HIGH YIELD PORTFOLIO | 73

NOTES TO FINANCIAL STATEMENTS (continued)

Derivative Type	Location of Gain or (Loss) on Derivatives Within Statement of Operations	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Interest rate contracts	Net realized gain/(loss) on swaps; Net change in unrealized appreciation/ depreciation on swaps	$9,684	$(60,055)

Interest rate contracts	Net realized gain/(loss) on futures; Net change in unrealized appreciation/ depreciation on futures	163,983	23,549

Foreign currency contracts	Net realized gain/(loss) on forward currency exchange contracts; Net change in unrealized appreciation/depreciation on forward currency exchange contracts	(152,216)	36,943

Credit contracts	Net realized gain/(loss) on swaps; Net change in unrealized appreciation/ depreciation on swaps	96,281	197,479

Equity contracts	Net realized gain/(loss) on futures; Net change in unrealized appreciation/ depreciation on futures	13,907	1,971

Total		$131,639	$199,887

The following table represents the average monthly volume of the Fund’s derivative transactions during the year ended December 31, 2020:

Centrally Cleared Credit Default Swaps:
Average notional amount of buy contracts	$148,178
Average notional amount of sale contracts	$3,801,360
Centrally Cleared Interest Rate Swaps
Average notional amount	$13,133,077
Credit Default Swaps:
Average notional amount of buy contracts	$458,877
Average notional amount of sale contracts	$812,619
Forward Currency Exchange Contracts:
Average principal amount of buy contracts	$323,293
Average principal amount of sale contracts	$2,207,958
Futures:
Average notional amount of buy contracts	$4,327,240
Average notional amount of sale contracts	$191,478
Total Return Swaps:
Average notional amount	$2,922,025

74 | AB FLEXFEE HIGH YIELD PORTFOLIO	abfunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the statement of assets and liabilities.

All OTC derivatives held at period end were subject to netting arrangements. The following table presents the Fund’s derivative assets and liabilities by OTC counterparty net of amounts available for offset under ISDA Master Agreements (“MA”) and net of the related collateral received/pledged by the Fund as of December 31, 2020. Exchange-traded derivatives and centrally cleared swaps are not subject to netting arrangements and as such are excluded from the tables.

Counterparty	Derivative Assets Subject to a MA	Derivatives Available for Offset		Cash Collateral Received*			Security Collateral Received*			Net Amount of Derivative Assets
BNP Paribas SA	$8,232	$ – 0	–	$	– 0	–	$	– 0	–	$8,232
Brown Brothers Harriman & Co.	340	(340)			– 0	–		– 0	–	– 0	–
Citibank, NA	1,591	(1,591)			– 0	–		– 0	–	– 0	–
Credit Suisse International	83,789	(41,527)			– 0	–		– 0	–	42,262
Goldman Sachs Bank USA/Goldman Sachs International.	57,762	(57,762)			– 0	–		– 0	–	– 0	–

Total	$151,714	$(101,220)		$	– 0	–	$	– 0	–	$50,494	^

Counterparty	Derivative Liabilities Subject to a MA	Derivatives Available for Offset		Cash Collateral Pledged*			Security Collateral Pledged*			Net Amount of Derivative Liabilities
Brown Brothers Harriman & Co.	$466	$(340)		$	– 0	–	$	– 0	–	$126
Citibank, NA	4,280	(1,591)			– 0	–		– 0	–	2,689
Credit Suisse International	41,527	(41,527)			– 0	–		– 0	–	– 0	–
Deutsche Bank AG	87,173	– 0	–		– 0	–		– 0	–	87,173
Goldman Sachs Bank USA/
Goldman Sachs International.	71,161	(57,762)			– 0	–		– 0	–	13,399
Standard Chartered Bank	4,483	– 0	–		– 0	–		– 0	–	4,483

Total	$209,090	$(101,220)		$	– 0	–	$	– 0	–	$107,870	^

*	The actual collateral received/pledged may be more than the amount reported due to overcollateralization.

^

Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

abfunds.com	AB FLEXFEE HIGH YIELD PORTFOLIO | 75

NOTES TO FINANCIAL STATEMENTS (continued)

2. Currency Transactions

The Fund may invest in non-U.S. Dollar-denominated securities on a currency hedged or unhedged basis. The Fund may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Fund may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Fund and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Fund may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

NOTE D

Capital Stock

Each class consists of 3,000,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	Shares		Amount
	Year Ended December 31, 2020	Year Ended December 31, 2019	Year Ended December 31, 2020	Year Ended December 31, 2019

Advisor Class
Shares sold	1,342,319	1,524,045	$12,290,493	$14,445,357

Shares issued in reinvestment of dividends	121,319	88,873	1,122,225	846,590

Shares redeemed	(1,709,250)	(867,925)	(15,689,987)	(8,250,021)

Net increase (decrease)	(245,612)	744,993	$(2,277,269)	$7,041,926

At December 31, 2020, the Adviser owned 46% of the Fund’s outstanding shares. Significant transactions by such shareholder, if any, may impact the Fund’s performance.

NOTE E

Risks Involved in Investing in the Fund

Market Risk—The value of the Fund’s assets will fluctuate as the bond or stock market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events, including public health crises (including the occurrence of a contagious disease or illness), that affect large portions of the market.

76 | AB FLEXFEE HIGH YIELD PORTFOLIO	abfunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

Interest Rate Risk—Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations.

Credit Risk—An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security and accrued interest. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security.

Below Investment Grade Securities Risk—Investments in fixed-income securities with lower ratings (commonly known as “junk bonds”) are subject to a higher probability that an issuer will default or fail to meet its payment obligations. These securities may be subject to greater price volatility, due to such factors as specific corporate developments, negative perceptions of the junk bond market generally and may be more difficult to trade than other types of securities.

Duration Risk—Duration is a measure that relates the expected price volatility of a fixed-income security to changes in interest rates. The duration of a fixed-income security may be shorter than or equal to full maturity of a fixed-income security. Fixed-income securities with longer durations have more risk and will decrease in price as interest rates rise.

Inflation Risk—This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Fund’s assets can decline as can the value of the Fund’s distributions. This risk is significantly greater if the Fund invests a significant portion of its assets in fixed-income securities with longer maturities.

Derivatives Risk—The Fund may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected on the statement of assets and liabilities.

abfunds.com	AB FLEXFEE HIGH YIELD PORTFOLIO | 77

NOTES TO FINANCIAL STATEMENTS (continued)

Leverage Risk—When the Fund borrows money or otherwise leverages its investments, its performance may be volatile because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s investments. The Fund may create leverage through the use of reverse repurchase arrangements, forward currency exchange contracts, forward commitments, dollar rolls or futures or by borrowing money. The use of other types of derivative instruments by the Fund, such as options and swaps, may also result in a form of leverage. Leverage may result in higher returns to the Fund than if the Fund were not leveraged, but may also adversely affect returns, particularly if the market is declining.

Foreign (Non-U.S.) Risk—Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be more difficult to trade due to adverse market, economic, political, regulatory or other factors.

Emerging Market Risk—Investments in emerging market countries may have more risk because the markets are less developed and less liquid, and because these investments may be subject to increased economic, political, regulatory or other uncertainties.

Currency Risk—Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments in fixed-income securities denominated in foreign currencies or reduce the Fund’s returns.

Illiquid Investments Risk—Illiquid investments risk exists when certain investments are or become difficult to purchase or sell. Difficulty in selling such investments may result in sales at disadvantageous prices affecting the value of your investment in the Fund. Causes of illiquid investments risk may include low trading volumes, large positions and heavy redemptions of Fund shares. Illiquid investments risk may be higher in a rising interest rate environment, when the value and liquidity of fixed-income securities generally decline.

LIBOR Transition and Associated Risk—A Fund may invest in debt securities, derivatives or other financial instruments that utilize the London Interbank Offered Rate, or “LIBOR,” as a “benchmark” or “reference rate” for various interest rate calculations. In July 2017, the United Kingdom Financial Conduct Authority, which regulates LIBOR, announced a desire to phase out the use of LIBOR by the end of 2021. Although widely used LIBOR rates are intended to be published until June 2023, banks are strongly encouraged to cease entering into agreements with counterparties referencing LIBOR by the end of 2021. Although financial regulators and industry working groups have suggested alternative reference rates, such as the European Interbank Offer Rate, the Sterling Overnight Interbank Average Rate and the Secured Overnight Financing Rate, global

78 | AB FLEXFEE HIGH YIELD PORTFOLIO	abfunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

consensus on alternative rates is lacking and the process for amending existing contracts or instruments to transition away from LIBOR is underway but remains incomplete. The elimination of LIBOR or changes to other reference rates or any other changes or reforms to the determination or supervision of reference rates could have an adverse impact on the market for, or value of, any securities or payments linked to those reference rates, which may adversely affect a Fund’s performance and/or net asset value. Uncertainty and risk also remain regarding the willingness and ability of issuers and lenders to include revised provisions in new and existing contracts or instruments. Consequently, the transition away from LIBOR to other reference rates may lead to increased volatility and illiquidity in markets that are tied to LIBOR, fluctuations in values of LIBOR-related investments or investments in issuers that utilize LIBOR, increased difficulty in borrowing or refinancing and diminished effectiveness of hedging strategies, potentially adversely affecting a Fund’s performance. Furthermore, the risks associated with the expected discontinuation of LIBOR and transition may be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. Because the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the end of 2021.

Indemnification Risk—In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Fund has not accrued any liability in connection with these indemnification provisions.

Management Risk—The Fund is subject to management risk because it is an actively-managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected.

NOTE F

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $325 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the year ended December 31, 2020.

abfunds.com	AB FLEXFEE HIGH YIELD PORTFOLIO | 79

NOTES TO FINANCIAL STATEMENTS (continued)

NOTE G

Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended December 31, 2020 and December 31, 2019 were as follows:

	2020	2019
Distributions paid from:
Ordinary income	$2,379,537	$2,205,237

Total taxable distributions paid	$2,379,537	$2,205,237

As of December 31, 2020, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$189,428
Accumulated capital and other losses	(9,990,151	)(a)
Unrealized appreciation/(depreciation)	1,321,144	(b)

Total accumulated earnings/(deficit)	$(8,479,579	)(c)

(a)

As of December 31, 2020, the Fund had a net capital loss carryforward of $9,990,151. During the fiscal year, the Fund utilized $3,705 of capital loss carry forwards to offset current year net realized gains.

(b)

The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the recognition for tax purposes of unrealized gains/losses on certain derivative instruments, the tax treatment of callable bonds, the tax treatment of swaps, the tax deferral of losses on wash sales, and the tax treatment of partnership investments.

(c)

The differences between book-basis and tax-basis components of accumulated earnings/(deficit) are attributable primarily to the accrual of foreign capital gains tax, the tax treatment of defaulted securities, and dividends payable.

For tax purposes, net realized capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of December 31, 2020, the Fund had a net short-term capital loss carryforward of $5,227,619 and a net long-term capital loss carryforward of $4,762,532, which may be carried forward for an indefinite period.

During the current fiscal year, there were no permanent differences that resulted in adjustments to accumulated loss or additional paid-in capital.

NOTE H

Subsequent Events

At a special meeting of the shareholders of the Fund held on January 20, 2021, the shareholders approved the amendment of the investment advisory agreement (the “Agreement”) of the Fund to implement an advisory fee with breakpoints at specific asset levels (based on the Fund’s average daily net assets) and eliminate the current performance-based, or “fulcrum,” advisory fee. Under the Agreement as currently in place, for its services the Adviser receives an investment advisory fee that consists of a

80 | AB FLEXFEE HIGH YIELD PORTFOLIO	abfunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

base fee (fulcrum fee) and a performance adjustment. The Fund’s fulcrum fee increases or decreases up to 0.20% from a mid-point or fulcrum fee of 0.40% of the Fund’s average daily net assets, resulting in a maximum advisory fee of 0.60% and a minimum advisory fee of 0.20%. A positive performance adjustment is earned when the Fund’s performance exceeds that of the Markit iBoxx USD Liquid High Yield Index (the “Markit Index”) plus 0.75%. Under the Agreement as it will be amended, the Fund will pay to the Adviser a fee for investment advisory services at the annual rate of 0.45% of the Fund’s average daily net assets up to $2.5 billion, 0.425% of average daily net assets in excess of $2.5 billion up to $5 billion, and 0.40% of average daily net assets in excess of $5 billion. The Board of Directors of AB Bond Fund, Inc. has approved certain additional actions with respect to the Fund, including a change in the Fund’s name to “AB High Yield Portfolio” and a change in the Fund’s fiscal year end for financial reporting purposes from December 31 to October 31. The amended Agreement and name change will take effect on or about May 1, 2021, and the fiscal year end change will be effective for fiscal periods subsequent to the reporting period of this report. The Fund’s year end for tax purposes of December 31 will not change.

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no other material events that would require disclosure in the Fund’s financial statements through this date.

abfunds.com	AB FLEXFEE HIGH YIELD PORTFOLIO | 81

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

			Advisor Class
	Year Ended December 31, 2020		Year Ended December 31, 2019		November 1, 2018 to December 31, 2018(a)		Year Ended October 31,				September 1, 2016 to October 31, 2016(b)		July 26, 2016(c) to August 31, 2016
							2018		2017

Net asset value, beginning of period	$ 9.63		$ 8.90		$ 9.36		$ 9.71		$ 9.46		$ 9.44		$ 9.36

Income From Investment Operations

Net investment income(d)(e)	.50		.52		.09		.50		.49		.08	#	.05

Net realized and unrealized gain (loss) on investment and foreign currency transactions	.30		.77		(.41)		(.37)		.24		.01		.08	‡
Contributions from Affiliates	– 0	–	– 0	–	– 0	–	.00	(f)	.00	(f)	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	.80		1.29		(.32)		.13		.73		.09		.13

Less: Dividends and Distributions

Dividends from net investment income	(.57)		(.56)		(.14)		(.48)		(.43)		(.07)		(.05)
Return of capital	– 0	–	– 0	–	– 0	–	– 0	–	(.05)		– 0	–	– 0	–

Total dividends and distributions	(.57)		(.56)		(.14)		(.48)		(.48)		(.07)		(.05)

Net asset value, end of period	$ 9.86		$ 9.63		$ 8.90		$ 9.36		$ 9.71		$ 9.46		$ 9.44

Total Return

Total investment return based on net asset value(g)*	8.95	%+	14.77	%+	(3.45)%		1.32	%**	7.89	%+	.94	%+#	1.35%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$38,751		$40,218		$30,509		$33,990		$4,185		$2,733		$2,063

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(i)†	.70%		.29	%++	.29	%^++	.33	%(h)	.71	%(h)	.78	%^	.81	%(h)^

Expenses, before waivers/reimbursements(i)†	2.17%		1.84	%++	3.25	%^++	2.56	%(h)	2.49	%(h)	3.18	%^	2.41	%(h)^

Net investment income(e)	5.41%		5.45%		5.73	%^	5.20%		5.11%		4.90	%^#	5.30	%^

Portfolio turnover rate	75%		40%		5%		75%		65%		9%		44%

† Expense ratios exclude the estimated acquired fund fees of affiliated/unaffiliated underlying
portfolios	.00%		.01%		.01	%^	.01%		.01%		.02	%^	.00	%^

See footnote summary on page 83.

82 | AB FLEXFEE HIGH YIELD PORTFOLIO	abfunds.com

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

(a)	The Fund changed its fiscal year end from October 31 to December 31.

(b)	The Fund changed its fiscal year end from August 31 to October 31.

(c)	Inception date.

(d)	Based on average shares outstanding.

(e)	Net of expenses waived/reimbursed by the Adviser.

(f)	Amount is less than $.005.

(g)

Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total investment return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return for a period of less than one year is not annualized.

(h)	The expense ratios presented below exclude interest expense:

	Year Ended December 31, 2020	Year Ended December 31, 2019	November 1, 2018 to December 31, 2018(a)	Year Ended		September 1, 2016 to October 31, 2016(b)	July 26, 2016(c) to August 31, 2016
				October 31, 2018	October 31, 2017
Advisor Class

Net of waivers/ reimbursements	N/A	N/A	N/A	.31%	.70%	N/A	.80	%^
Before waivers/ reimbursements	N/A	N/A	N/A	2.54%	2.54%	N/A	2.40	%^

(i)

In connection with the Fund’s investments in affiliated underlying portfolios, the Fund incurs no direct expenses, but bears proportionate shares of the fees and expenses (i.e., operating, administrative and investment advisory fees) of the affiliated underlying portfolios. The Adviser has contractually agreed to waive its fees from the Fund in an amount equal to the Fund’s pro rata share of certain acquired fund fees and expenses, and for the year ended December 31, 2019, period ended December 31, 2018, years ended October 31, 2018, October 31, 2017 and period ended October 31, 2016, such waivers amounted to .01% , .01% (annualized), .01%, .01% and .02% (annualized), respectively.

‡

Due to timing of sales and repurchase of capital shares, the net realized and unrealized gain (loss) per share is not in accord with the Fund’s change in net realized and unrealized gain (loss) on investment transactions for the period.

^	Annualized.

*

Includes the impact of proceeds received and credited to the Fund resulting from class action settlements, which enhanced the Fund’s performance for the years ended December 31, 2019, October 31, 2018, October 31, 2017 and August 31, 2016 by .01%, .03%, .07% and .02%, respectively.

**	Includes the impact of reimbursements from the Adviser which enhanced the Fund’s performance for the year ended October 31, 2018 by .01%.

+

The net asset value and total return include adjustments in accordance with accounting principles generally accepted in the United States of America for financial reporting purposes. As such, the net asset value and total return for shareholder transactions may differ from financial statements.

#	For the year ended October 31, 2016 the amount includes a refund for overbilling of prior years’ custody out of pocket fees as follows:

Net Investment Income Per Share	Net Investment Income Ratio	Total Return
$.003	.20%	.03%

++

The advisory fee reflected in the Fund’s expense ratio may be higher or lower than the Base Fee plus Performance Adjustment due to the different time periods over which the fee is calculated (i.e., the financial reporting vs. the Performance Period).

See notes to financial statements.

abfunds.com	AB FLEXFEE HIGH YIELD PORTFOLIO | 83

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

To the Shareholders and the Board of Directors of

AB FlexFee High Yield Portfolio

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of AB FlexFee High Yield Portfolio (the “Fund”), (one of the portfolios constituting the AB Bond Fund, Inc. (the “Company”)), including the portfolio of investments, as of December 31, 2020, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the two years in the period then ended, the period from November 1, 2018 through December 31, 2018, each of the two years in the period ended October 31, 2018, the period from September 1, 2016 through October 31, 2016 and the period from July 26, 2016 (commencement of operations) through August 31, 2016 and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the portfolios constituting the AB Bond Fund, Inc.) at December 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the two years in the period then ended, the period from November 1, 2018 to December 31, 2018, each of the two years in the period ended October 31, 2018, the period from September 1, 2016 through October 31, 2016 and the period from July 26, 2016 (commencement of operations) through August 31, 2016, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of the Company’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the

84 | AB FLEXFEE HIGH YIELD PORTFOLIO	abfunds.com

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM (continued)

effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2020, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more of the AB investment companies since 1968.

New York, New York

February 26, 2021

abfunds.com	AB FLEXFEE HIGH YIELD PORTFOLIO | 85

2020 FEDERAL TAX INFORMATION

(unaudited)

For Federal income tax purposes, the following information is furnished with respect to the distributions paid by the Fund during the calendar year ended December 31, 2020. For foreign shareholders, 69.00% of ordinary income dividends paid may be considered to be qualifying to be taxed as interest-related dividends.

86 | AB FLEXFEE HIGH YIELD PORTFOLIO	abfunds.com

BOARD OF DIRECTORS

Marshall C. Turner, Jr(1), Chairman Jorge A. Bermudez(1) Michael J. Downey(1) Nancy P. Jacklin(1)	Robert M. Keith*, President and Chief Executive Officer Jeanette W. Loeb(1) Carol C. McMullen(1) Garry L. Moody(1) Earl D. Weiner(1)

OFFICERS

Gershon M. Distenfeld(2), Vice President William Smith(2), Vice President Jacqueline Pincus(2), Vice President Emilie D. Wrapp, Secretary	Michael B. Reyes, Senior Analyst Joseph J. Mantineo, Treasurer and Chief Financial Officer Stephen M. Woetzel, Controller Vincent S. Noto, Chief Compliance Officer

Custodian and Accounting Agent

Brown Brothers Harriman & Co.

50 Post Office Square

Boston, MA 02110

Principal Underwriter

AllianceBernstein Investments, Inc.

1345 Avenue of the Americas

New York, NY 10105

Transfer Agent

AllianceBernstein Investor Services, Inc.

P.O. Box 786003

San Antonio, TX 78278-6003

Toll-Free (800) 221-5672

Independent Registered Public Accounting Firm Ernst & Young LLP 5 Times Square New York, NY 10036 Legal Counsel Seward & Kissel LLP One Battery Park Plaza New York, NY 10004

1	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

2

The day-to-day management of, and investment decisions for, the Fund’s portfolio are made by the Adviser’s High Yield Investment Team. Messrs. Distenfeld and Smith and Ms. Pincus are the investment professionals with the most significant responsibility for the day-to-day management of the Fund’s portfolio.

*	Mr. Keith is expected to retire as President, Chief Executive Officer and a Director of the Fund as of March 31, 2021 and from the Adviser effective June 30, 2021.

abfunds.com	AB FLEXFEE HIGH YIELD PORTFOLIO | 87

MANAGEMENT OF THE FUND

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
INTERESTED DIRECTOR

Robert M. Keith,+ 1345 Avenue of the Americas New York, NY 10105 60 (2014)	Senior Vice President of AllianceBernstein L.P. (the “Adviser”) and the head of AllianceBernstein Investments, Inc. (“ABI”) since July 2008; Director of ABI and President of the AB Mutual Funds. Previously, he served as Executive Managing Director of ABI from December 2006 to June 2008. Prior to joining ABI in 2006, Executive Managing Director of Bernstein Global Wealth Management, and prior thereto, Senior Managing Director and Global Head of Client Service and Sales of the Adviser’s institutional investment management business since 2004. Prior thereto, he was Managing Director and Head of North American Client Service and Sales in the Adviser’s institutional investment management business, with which he had been associated since prior to 2004.	74	None

88 | AB FLEXFEE HIGH YIELD PORTFOLIO	abfunds.com

MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS

Marshall C. Turner, Jr.# Chairman of the Board 79 (2014)	Private Investor since prior to 2016. Former Chairman and CEO of Dupont Photomasks, Inc. (components of semi-conductor manufacturing). He was a Director of Xilinx, Inc. (programmable logic semi-conductors and adaptable, intelligent computing) from 2007 through August 2020, and is a former director of 33 other companies and organizations. He has extensive operating leadership and venture capital investing experience, including five interim or full-time CEO roles, and prior service as general partner of institutional venture capital partnerships. He also has extensive non-profit board leadership experience, and currently serves on the boards of two education and science-related non-profit organizations. He has served as a director of one AB Fund since 1992, and director or trustee of all AB Funds since 2005. He has been Chairman of the AB Funds since January 2014, and the Chairman of the Independent Directors Committees of the AB Funds since February 2014.	74	None

abfunds.com	AB FLEXFEE HIGH YIELD PORTFOLIO | 89

MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)

Jorge A. Bermudez,# 69 (2020)	Private Investor since prior to 2016. Formerly, Chief Risk Officer of Citigroup, Inc., a global financial services company, from November 2007 to March 2008, Chief Executive Officer of Citigroup’s Commercial Business Group in North America and Citibank Texas from 2005 to 2007, and a variety of other executive and leadership roles at various businesses within Citigroup prior to then; Chairman (2018) of the Texas A&M Foundation Board of Trustees (Trustee since 2013) and Chairman of the Smart Grid Center Board at Texas A&M University since 2012; director of, among others, Citibank N.A. from 2005 to 2008, the Federal Reserve Bank of Dallas, Houston Branch from 2009 to 2011, the Federal Reserve Bank of Dallas from 2011 to 2017, and the Electric Reliability Council of Texas from 2010 to 2016. He has served as director or trustee of the AB Funds since January 2020.	74	Moody’s Corporation since April 2011

Michael J. Downey,# 77 (2014)	Private Investor since prior to 2016. Formerly, Chairman of The Asia Pacific Fund, Inc. (registered investment company) since prior to 2016 until January 2019. From 1987 until 1993, Chairman and CEO of Prudential Mutual Fund Management, director of the Prudential mutual funds, and member of the Executive Committee of Prudential Securities Inc. He has served as a director or trustee of the AB Funds since 2005.	74	None

90 | AB FLEXFEE HIGH YIELD PORTFOLIO	abfunds.com

MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)

Nancy P. Jacklin,# 72 (2014)	Private Investor since prior to 2016. Professorial Lecturer at the Johns Hopkins School of Advanced International Studies (2008-2015). U.S. Executive Director of the International Monetary Fund (which is responsible for ensuring the stability of the international monetary system), (December 2002-May 2006); Partner, Clifford Chance (1992-2002); Sector Counsel, International Banking and Finance, and Associate General Counsel, Citicorp (1985-1992); Assistant General Counsel (International), Federal Reserve Board of Governors (1982-1985); and Attorney Advisor, U.S. Department of the Treasury (1973-1982). Member of the Bar of the District of Columbia and of New York; and member of the Council on Foreign Relations. She has served as a director or trustee of the AB Funds since 2006 and has been Chair of the Governance and Nominating Committees of the AB Funds since August 2014.	74	None

Jeanette W. Loeb,# 68 (2020)	Chief Executive Officer of PetCareRx (e-commerce pet pharmacy) from 2002 to 2011 and 2015 to present. Director of New York City Center since 2005. She was a director of AB Multi-Manager Alternative Fund, Inc. (fund of hedge funds) from 2012 to 2018. Formerly, affiliated with Goldman Sachs Group, Inc. (financial services) from 1977 to 1994, including as a partner thereof from 1986 to 1994. She has served as director or trustee of the AB Funds since April 2020.	74	Apollo Investment Corp. (business development company) since August 2011

abfunds.com	AB FLEXFEE HIGH YIELD PORTFOLIO | 91

MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)

Carol C. McMullen,# 65 (2016)	Managing Director of Slalom Consulting (consulting) since 2014, private investor and a member of the Advisory Board of Butcher Box (since 2018). Formerly, member, Partners Healthcare Investment Committee (2010-2019); Director of Norfolk & Dedham Group (mutual property and casualty insurance) from 2011until November 2016; Director of Partners Community Physicians Organization (healthcare) from 2014 until December 2016; and Managing Director of The Crossland Group (consulting) from 2012 to 2013. She has held a number of senior positions in the asset and wealth management industries, including at Eastern Bank (where her roles included President of Eastern Wealth Management), Thomson Financial (Global Head of Sales for Investment Management), and Putnam Investments (where her roles included Chief Investment Officer, Core and Growth and Head of Global Investment Research). She has served on a number of private company and non-profit boards, and as a director or trustee of the AB Funds since June 2016.	74	None

92 | AB FLEXFEE HIGH YIELD PORTFOLIO	abfunds.com

MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)

Garry L. Moody,# 68 (2014)	Private Investor since prior to 2016. Formerly, Partner, Deloitte & Touche LLP (1995-2008) where he held a number of senior positions, including Vice Chairman, and U.S. and Global Investment Management Practice Managing Partner; President, Fidelity Accounting and Custody Services Company (1993-1995) where he was responsible for accounting, pricing, custody and reporting for the Fidelity mutual funds; and Partner, Ernst & Young LLP (1975-1993), where he served as the National Director of Mutual Fund Tax Services and Managing Partner of its Chicago Office Tax department. He is a member of the Trustee Advisory Board of BoardIQ, a biweekly publication focused on issues and news affecting directors of mutual funds. He is also a member of the Investment Company Institute’s Board of Governors and the Independent Directors Council’s Governing Council. He has served as a director or trustee, and as Chairman of the Audit Committees, of the AB Funds since 2008.	74	None

abfunds.com	AB FLEXFEE HIGH YIELD PORTFOLIO | 93

MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)

Earl D. Weiner,# 81 (2014)	Senior Counsel since 2017, Of Counsel from 2007 to 2016, and Partner prior to then, of the law firm Sullivan & Cromwell LLP. He is a former member of the ABA Federal Regulation of Securities Committee Task Force to draft editions of the Fund Director’s Guidebook. He also serves as a director or trustee of various non-profit organizations and has served as Chairman or Vice Chairman of a number of them. He has served as a director or trustee of the AB Funds since 2007 and served as Chairman of the Governance and Nominating Committees of the AB Funds from 2007 until August 2014.		None

*	The address for each of the Fund’s disinterested Directors is c/o AllianceBernstein L.P., Attention: Legal and Compliance Dept.—Mutual Fund Legal, 1345 Avenue of the Americas, New York, NY 10105.

**	There is no stated term of office for the Fund’s Directors.

***

The information above includes each Director’s principal occupation during the last five years and other information relating to the experience, attributes and skills relevant to each Director’s qualifications to serve as a Director, which led to the conclusion that each Director should serve as a Director for the Fund.

+

Mr. Keith is an “interested person” of the Portfolio as defined in the Investment Company Act of 1940, due to his position as a Senior Vice President of the Adviser. He is expected to retire as President, Chief Executive Officer and a Director of the Fund as of March 31, 2021 and from the Adviser effective June 30, 2021. Mr. Onur Erzan, Senior Vice President and Head of the Global Client Group of the Adviser, has been elected President, Chief Executive Officer and a Director of the Fund, effective April 1, 2021.

#	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

94 | AB FLEXFEE HIGH YIELD PORTFOLIO	abfunds.com

MANAGEMENT OF THE FUND (continued)

Officer Information

Certain information concerning the Fund’s Officers is listed below.

NAME, ADDRESS*, AND AGE	POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST 5 YEARS
Robert M. Keith# 60	President and Chief Executive Officer	See biography above.

Gershon M. Distenfeld 45	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2016. He is also Co-Head of Fixed-Income.

Jacqueline Pincus 34	Vice President	Senior Vice President of the Adviser**, with which she has been associated since 2016.

William Smith 33	Vice President	Vice President of the Adviser**, with which he has been associated since prior to 2016. He is also a Director of US High Yield Credit.

Emilie D. Wrapp 65	Secretary	Senior Vice President, Assistant General Counsel and Assistant Secretary of ABI**, with which she has been associated since prior to 2016.

Michael B. Reyes 44	Senior Analyst	Vice President of the Adviser**, with which has been associated since prior to 2016.

Joseph J. Mantineo 61	Treasurer and Chief Financial Officer	Senior Vice President of ABIS**, with which he has been associated since prior to 2016.

Stephen M. Woetzel 49	Controller	Senior Vice President of ABIS**, with which he has been associated since prior to 2016.

Vincent S. Noto 56	Chief Compliance Officer	Senior Vice President and Mutual Fund Chief Compliance Officer of the Adviser** since prior to 2016.

*	The address for each of the Fund’s officers is 1345 Avenue of the Americas, New York, NY 10105.

**	The Adviser, ABI and ABIS are affiliates of the Fund.

#

Mr. Keith is expected to retire as President, Chief Executive Officer and a Director of the Fund as of March 31, 2021 and from the Adviser effective June 30, 2021. Mr. Onur Erzan, Senior Vice President and Head of the Global Client Group of the Adviser, has been elected President, Chief Executive Officer and a Director of the Fund, effective April 1, 2021.

The Fund’s statement of Additional Information (“SAI”) has additional information about the Fund’s Directors and Officers and is available without charge upon request. Contact your financial representative or AB 1 (800) 227-4618, or visit www.abfunds.com for a free prospectus or SAI.

abfunds.com	AB FLEXFEE HIGH YIELD PORTFOLIO | 95

Operation and Effectiveness of the Fund’s Liquidity Risk Management Program:

In October 2016, the Securities and Exchange Commission (“SEC”) adopted the open-end fund liquidity rule (the “Liquidity Rule”). In June 2018 the SEC adopted a requirement that funds disclose information about the operation and effectiveness of their Liquidity Risk Management Program (“LRMP”) in their reports to shareholders.

One of the requirements of the Liquidity Rule is for the Fund to designate an Administrator of the Fund’s Liquidity Risk Management Program. The Administrator of the Fund’s LRMP is AllianceBernstein L.P., the Fund’s investment adviser (the “Adviser”). The Adviser has delegated the responsibility to its Liquidity Risk Management Committee (the “Committee”). Another requirement of the Liquidity Rule is for the Fund’s Board of Directors (the “Fund Board”) to receive an annual written report from the Administrator of the LRMP, which addresses the operation of the Fund’s LRMP and assesses its adequacy and effectiveness. The Adviser provided the Fund Board with such annual report during the first quarter of 2020, which covered the period December 1, 2018 through December 31, 2019 (the “Program Reporting Period”).

The LRMP’s principal objectives include supporting the Fund’s compliance with limits on investments in illiquid assets and mitigating the risk that the Fund will be unable to meet its redemption obligations in a timely manner. Pursuant to the LRMP, the Fund classifies the liquidity of its portfolio investments into one of the four categories defined by the SEC: Highly Liquid, Moderately Liquid, Less Liquid, and Illiquid. These classifications are reported to the SEC on Form N-PORT.

During the Program Reporting Period, the Committee reviewed whether the Fund’s strategy is appropriate for an open-end structure, taking into account any holdings of less liquid and illiquid assets. If the Fund participated in derivative transactions, the exposure from such transactions were considered in the LRMP. The Committee also performed an analysis to determine whether the Fund is required to maintain a Highly Liquid Investment Minimum (“HLIM”). The Committee also incorporated the following information when determining the Fund’s reasonably anticipated trading size for purposes of liquidity monitoring: historical net redemption activity, a Fund’s concentration in an issuer, shareholder concentration, investment performance, total net assets, and distribution channels.

The Adviser informed the Fund Board that the Committee believes the Fund’s LRMP is adequately designed, has been implemented as intended, and has operated effectively since its inception. No material exceptions have been noted since the implementation of the LRMP, and there were no liquidity events that impacted the Fund or its ability to timely meet redemptions during the Program Reporting Period.

96 | AB FLEXFEE HIGH YIELD PORTFOLIO	abfunds.com

Board Consideration of Amendment to the Fund’s Advisory Agreement

At the Board Meeting held by video conference on November 3-5, 2020, the Adviser presented its recommendation that the Board of Directors (the “Board” or “Directors”) of AB Bond Fund, Inc. (the “Company”) consider and approve an amendment to the Company’s current Advisory Agreement with the Adviser (the “Amended Agreement”) in respect of AB FlexFeeTM High Yield Portfolio (the “Fund”) to implement an advisory fee with breakpoints at specific asset levels (based on the Fund’s average daily net assets) and eliminate the current performance-based advisory fee. The Adviser cited the following reasons for its recommendation:

•

The performance-based fee structure has failed to increase investor demand and attract significant assets for the Fund, making it more difficult for the Fund to achieve economies of scale. The Adviser also observed that the Fund’s current advisory fee structure is not in line with those of peer funds, noting that few other firms had made a substantial effort to launch fulcrum fee funds since implementation of the performance-based fee structure for the Fund in 2018.

•	The methodology used to calculate the performance-based fee is complex, preventing the Fund from being more competitive in the mutual fund marketplace.

•

The performance-based fee structure creates uncertainty for investors in reasonably predicting Fund expenses, due to significant fluctuations in advisory fees and total expense ratios that can result from fund performance fluctuations. This was a particular issue in the qualified plan context, where uncertainty about the amount of future fees has been a concern.

At the recommendation of the Adviser, the Board, including a majority of the Directors who are not interested persons of the Company (the “Independent Directors”) as defined in the Investment Company Act of 1940, as amended (“1940 Act”), approved the Amended Agreement between the Company, on behalf of the Fund, and the Adviser, for an initial two-year period, at the Board Meeting. The Board, including the Independent Directors, also recommended approval of the Amended Agreement by stockholders.

At the Board Meeting, the Board also approved, upon recommendation of the Adviser, (i) changing the Fund’s name to “AB High Yield Portfolio”; (ii) changing the benchmark against which the Fund’s performance is compared in the Fund’s prospectus and shareholder reports from the Markit iBoxx USD Liquid High Yield Index to the Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index, the index used by the Fund prior to the implementation of the performance-based fee structure; (iii) changing the Fund’s fiscal year end from December 31 to October 31,

abfunds.com	AB FLEXFEE HIGH YIELD PORTFOLIO | 97

to be consistent with the other fixed-income mutual funds advised by the Adviser with conventional asset-based advisory fees; and (iv) changing the Fund’s dividend policy to declare dividends daily instead of monthly. The Directors also noted the Adviser’s intent, in connection with these changes, to offer Class A and Class Z shares in addition to Advisor Class shares. Implementation of the foregoing changes and actions is conditioned upon approval by stockholders of the Amended Agreement and would be effective on or about May 1, 2021.

The Directors also considered that the Fund will not bear the expenses relating to the above-referenced changes, including expenses relating to the special meeting of stockholders called to approve the Amended Agreement and the preparation, printing and mailing of the proxy materials and of all related solicitations, in light of the applicable expense limitation agreement and the Adviser’s agreement to bear such expenses to the extent not subject to such expense limitation agreement.

At the Board Meeting, the Directors also approved the continuance of the Fund’s current Advisory Agreement for an additional annual term or, if earlier, until such time as the Amended Agreement takes effect.

Prior to their approval of the Amended Agreement and the continuance of the current Advisory Agreement, the Directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed Amended Agreement and the proposed continuance of the current Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The Directors also reviewed additional materials, including comparative analytical data prepared by the Senior Analyst for the Fund. The Directors also discussed the proposed approvals in private sessions with counsel.

The Directors considered the fact that the Amended Agreement would have terms and conditions substantially identical to those of the current Advisory Agreement, except for (i) the absence of the performance-based advisory fee and adoption of a more conventional advisory fee, which would consist of an advisory fee with breakpoints at specific asset levels (based on the Fund’s average daily net assets) under the Amended Agreement and (ii) the change in the name of the Fund.

The Directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the Directors and its responsiveness, frankness and attention to concerns raised by the Directors in the past, including the Adviser’s willingness to consider and

98 | AB FLEXFEE HIGH YIELD PORTFOLIO	abfunds.com

implement organizational and operational changes designed to improve investment results and the services provided to the AB Funds. The Directors noted that they have four regular meetings each year, at each of which they review extensive materials and information from the Adviser, including information on the investment performance of the Fund and the money market fund advised by the Adviser in which the Fund invests a portion of its assets.

The Directors also considered all factors they believed relevant, including the specific matters discussed below. During the course of their deliberations, the Directors evaluated, among other things, the reasonableness of the current and proposed management fees. In connection with their consideration of the current management fee, the Directors considered materials presented to them concerning the SEC’s published guidance on factors that should be considered in connection with fulcrum fee arrangements, including the following factors: (1) the fairness of the fulcrum fee; (2) selection of an appropriate index against which fund performance should be measured; (3) variations in periods used for computing average asset values and performance; (4) length of period over which performance is computed; (5) computation of performance over a rolling period; (6) performance for transitional periods; (7) computation of the performance of the fund and the index with respect to payment of dividends and capital gains distributions; and (8) avoidance of basing significant fee adjustments upon random or insignificant differences. The Directors did not identify any particular information that was all-important or controlling, and different Directors may have attributed different weights to the various factors. The Directors determined that the selection of the Adviser to manage the Fund, and the overall arrangements between the Fund and the Adviser, as provided in the current Advisory Agreement and the Amended Agreement, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the Directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the Directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The Directors considered the scope and quality of services provided by the Adviser under the current Advisory Agreement and to be provided under the Amended Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Fund. The Directors noted that the Adviser from time to time reviews the Fund’s investment strategies and from time to time proposes changes intended to improve the Fund’s relative or absolute performance for the Directors’ consideration. They also noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Adviser. The Directors also considered that the Amended Agreement, similar to the current

abfunds.com	AB FLEXFEE HIGH YIELD PORTFOLIO | 99

Advisory Agreement, provides that the Fund will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services to the Fund by employees of the Adviser or its affiliates. Requests for these reimbursements are made on a quarterly basis and subject to approval by the Directors. The Directors noted that the Adviser had not requested any reimbursements from the Fund in 2020 through the date of the Board Meeting, in the Fund’s fiscal year ended December 31, 2019, in the two-month fiscal period ended December 31, 2018 and in the fiscal year ended October 31, 2018. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Fund’s other service providers, also was considered. The Directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the current Advisory Agreement and to be provided to the Fund under the Amended Agreement.

Costs of Services to be Provided and Profitability

In connection with their approval of the continuance of the Fund’s current Advisory Agreement the Directors reviewed a schedule of the revenues and expenses and related notes indicating the profitability of the Fund to the Adviser for calendar years 2018 and 2019 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant at the request of the Directors. The Directors noted the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The Directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Fund, including those relating to its subsidiaries that provide transfer agency and distribution services to the Fund. The Directors recognized that it is difficult to make comparisons of the profitability of the current Advisory Agreement with the profitability of fund advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors. The Directors focused on the profitability of the Adviser’s relationship with the Fund before taxes and distribution expenses. The Directors noted that the Fund was not profitable to the Adviser in the periods reviewed. The Directors noted that, due to the performance fee component of the advisory fee under the current Advisory Agreement, profitability would tend to be higher with better performance relative to the Fund’s benchmark index, which they considered to create an appropriate alignment of incentives. The Directors noted that, due to the elimination of the performance fee, profitability in respect of periods after the effective date of the Amended Agreement (if it becomes effective) would no longer be directly affected by investment performance relative to the Fund’s benchmark index.

100 | AB FLEXFEE HIGH YIELD PORTFOLIO	abfunds.com

The Adviser agreed to provide the Directors with profitability information in connection with future proposed continuances of the Amended Agreement and the Directors recognized that such information for 2021 and subsequent years would differ from that reviewed previously as a result of the elimination of the performance fee.

Fall-Out Benefits

The Directors considered the other benefits to the Adviser and its affiliates from their relationships with the Fund, and the money market fund advised by the Adviser in which the Fund invests. including, but not limited to, benefits relating to 12b-1 fees and sales charges to be received by the Fund’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of Class A shares to be offered with the implementation of the Amended Agreement, and transfer agency fees paid by the Fund to a wholly owned subsidiary of the Adviser. The Directors recognized that the Fund’s unprofitability to the Adviser would be exacerbated without these benefits. The Directors understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

Investment Results

In addition to the information reviewed by the Directors in connection with the Board Meeting, the Directors receive detailed performance information for the Fund at each regular Board meeting during the year.

At the Board Meeting, the Directors reviewed performance information for the Fund’s operations prepared by an independent service provider (the “15(c) service provider”), showing the performance of the Advisor Class shares of the Fund against a group of similar funds (“peer group”) and a larger group of similar funds (“peer universe”), each selected by the 15(c) service provider, and information prepared by the Adviser showing performance of the Advisor Class shares against a broad-based securities market index, in each case for the 1-, 3-, 5- and 10-year period ended July 31, 2020. Based on their review, the Directors concluded that the Fund’s investment performance was acceptable. In connection with their consideration of the Amended Agreement, the Directors noted that the Fund’s performance would have been different had the fee schedule in the Amended Agreement been in effect during such periods.

Management Fees and Other Expenses

The Directors considered the current advisory fee rate payable by the Fund to the Adviser under the current Advisory Agreement and the proposed advisory fee rate payable by the Fund to the Adviser under the Amended Agreement, and information prepared by the 15(c) service provider concerning advisory fee rates payable by other funds in the same category as the Fund. The Directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees payable by other funds. The Directors considered the

abfunds.com	AB FLEXFEE HIGH YIELD PORTFOLIO | 101

Fund’s contractual effective advisory fee rate under the current Advisory Agreement against a peer group median. The Directors also compared the Fund’s proposed contractual effective advisory fee rate under the Amended Agreement with a peer group median. The information reviewed by the Directors showed that its proposed contractual effective advisory fee rate under the Amended Agreement was lower than the peer group median.

The Directors also considered the Adviser’s fee schedule for other clients utilizing investment strategies similar to those of the Fund. For this purpose, they reviewed the relevant advisory fee information from the Adviser’s Form ADV and in a report from the the Fund’s Senior Analyst and noted the differences between the Fund’s fee schedule under the current Advisory Agreement and the Amended Agreement, on the one hand, and the Adviser’s institutional fee schedule and the schedule of fees charged by the Adviser to any offshore funds and for services to any sub-advised funds utilizing investment strategies similar to those of the Fund, on the other. The Directors noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the Directors and that they had previously discussed with the Adviser its policies in respect of such arrangements. The Directors previously discussed these matters with an independent fee consultant.

The Adviser reviewed with the Directors the significantly greater scope of the services it provides to the Fund relative to institutional, offshore fund and sub-advised fund clients. In this regard, the Adviser noted, among other things, that, compared to institutional and offshore or sub-advisory accounts, the Fund (i) demands considerably more portfolio management, research and trading resources due to significantly higher daily cash flows; (ii) has more tax and regulatory restrictions and compliance obligations; (iii) must prepare and file or distribute regulatory and other communications about fund operations; and (iv) must provide shareholder servicing to retail investors. The Adviser also reviewed the greater legal risks presented by the large and changing population of Fund stockholders who may assert claims against the Adviser in individual or class actions, and the greater entrepreneurial risk in offering new fund products, which require substantial investment to launch, may not succeed, and generally must be priced to compete with larger, more established funds resulting in lack of profitability to the Adviser until a new fund achieves scale. In light of the substantial differences in services rendered by the Adviser to institutional, offshore fund and sub-advised fund clients as compared to the Fund, and the different risk profile, the Directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations.

The Directors noted that the Fund invests in shares of exchange-traded funds (“ETFs”), subject to the restrictions and limitations of the 1940 Act as these may be varied as a result of exemptive orders issued by the SEC. The Directors also noted that ETFs pay advisory fees pursuant to their

102 | AB FLEXFEE HIGH YIELD PORTFOLIO	abfunds.com

advisory contracts, and that the Adviser had provided, and they had reviewed, information about the expense ratios of the relevant ETFs. The Directors concluded, based on the Adviser’s explanation of how it uses ETFs when they are the most cost-effective way to obtain desired exposures, in some cases pending purchases of underlying securities, that the advisory fee for the Fund is for services that are in addition to, rather than duplicative of, the services provided under the advisory contracts of the ETFs.

In connection with their review of the Fund’s operations under the current performance-based advisory fee structure, the Directors also considered the total expense ratio of the Advisor Class shares of the Fund in comparison to a peer group and a peer universe selected by the 15(c) service provider. The Advisor Class expense ratio of the Fund was based on the Fund’s latest fiscal year and the Directors considered the Adviser’s expense cap for the Fund. The Directors noted that it was likely that the expense ratios of some of the other funds in the Fund’s category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases might be voluntary or temporary. The Directors view the expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Fund by others. Based on their review, the Directors concluded that the Fund’s expense ratio was acceptable.

With respect to the Fund’s proposed implementation of an asset-based advisory fee with breakpoints at specific asset levels as provided in the Amended Agreement, the Directors considered the proposed total expense ratio of the Advisor Class shares of the Fund (Class A and Class Z shares will also be offered) in comparison to a peer group and peer universe selected by the 15(c) service provider. The Directors also considered the Adviser’s proposed expense cap for the Fund’s Advisor Class shares, with corresponding expense caps for the other classes of shares, for an initial period to end no earlier than April 30, 2022. The Directors noted that it was likely that the expense ratios of some of the other funds in the Fund’s category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases might be voluntary or temporary. The Directors view expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Fund by others. Based on their review, the Directors concluded that the Fund’s proposed expense ratios were acceptable.

Economies of Scale

The Directors noted that the proposed advisory fee schedule for the Fund in the Amended Agreement, unlike the advisory fee schedule in the current Advisory Agreement, contains breakpoints that reduce the fee rates on assets above specified levels. The Directors took into consideration prior

abfunds.com	AB FLEXFEE HIGH YIELD PORTFOLIO | 103

presentations by an independent consultant on economies of scale in the mutual fund industry and for the AB Funds, and presentations from time to time by the Adviser concerning certain of its views on economies of scale. The Directors also previously discussed economies of scale with an independent fee consultant. The Directors also had requested and received from the Adviser certain updates on economies of scale in advance of the Board Meeting. The Directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The Directors noted that there is no established methodology for setting breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The Directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The Directors also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the Directors concluded that the Fund’s stockholders would benefit from a sharing of economies of scale in the event the Fund’s net assets exceed a breakpoint in the future.

104 | AB FLEXFEE HIGH YIELD PORTFOLIO	abfunds.com

This page is not part of the Shareholder Report or the Financial Statements.

AB FAMILY OF FUNDS

US EQUITY

CORE

Core Opportunities Fund

FlexFee™ US Thematic Portfolio

Select US Equity Portfolio

GROWTH

Concentrated Growth Fund

Discovery Growth Fund

FlexFee™ Large Cap Growth Portfolio

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

VALUE

Discovery Value Fund

Equity Income Fund

Relative Value Fund

Small Cap Value Portfolio

Value Fund

INTERNATIONAL/ GLOBAL EQUITY

CORE

Global Core Equity Portfolio

International Strategic Core Portfolio

Sustainable Global Thematic Fund

Tax-Managed Wealth Appreciation Strategy

Wealth Appreciation Strategy

GROWTH

Concentrated International Growth Portfolio

Sustainable International Thematic Fund

VALUE

All China Equity Portfolio

International Value Fund

FIXED INCOME

MUNICIPAL

High Income Municipal Portfolio

Intermediate California Municipal Portfolio

Intermediate Diversified Municipal Portfolio

Intermediate New York Municipal Portfolio

Municipal Bond Inflation Strategy

Tax-Aware Fixed Income Opportunities Portfolio

National Portfolio

Arizona Portfolio

California Portfolio

Massachusetts Portfolio

Minnesota Portfolio

New Jersey Portfolio

New York Portfolio

Ohio Portfolio

Pennsylvania Portfolio

Virginia Portfolio

TAXABLE

Bond Inflation Strategy

FlexFee™ High Yield Portfolio

Global Bond Fund

High Income Fund

Income Fund

Intermediate Duration Portfolio

Limited Duration High Income Portfolio

Short Duration Income Portfolio

Short Duration Portfolio

Total Return Bond Portfolio

ALTERNATIVES

All Market Real Return Portfolio

Global Real Estate Investment Fund

Select US Long/Short Portfolio

MULTI-ASSET

All Market Income Portfolio

All Market Total Return Portfolio

Conservative Wealth Strategy

Emerging Markets Multi-Asset Portfolio

Global Risk Allocation Fund

Tax-Managed All Market Income Portfolio

CLOSED-END FUNDS

AllianceBernstein Global High Income Fund

AllianceBernstein National Municipal Income Fund

We also offer Government Money Market Portfolio, which serves as the money market fund exchange vehicle for the AB mutual funds. You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

abfunds.com	AB FLEXFEE HIGH YIELD PORTFOLIO | 105

NOTES

106 | AB FLEXFEE HIGH YIELD PORTFOLIO	abfunds.com

NOTES

abfunds.com	AB FLEXFEE HIGH YIELD PORTFOLIO | 107

NOTES

108 | AB FLEXFEE HIGH YIELD PORTFOLIO	abfunds.com

AB FLEXFEE HIGH YIELD PORTFOLIO

1345 Avenue of the Americas

New York, NY 10105

800 221 5672

FFHY-0151-1220

ITEM 2. CODE OF ETHICS.

(a) The registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer and principal accounting officer. A copy of the registrant’s code of ethics is filed herewith as Exhibit 12(a)(1).

(b) During the period covered by this report, no material amendments were made to the provisions of the code of ethics adopted in 2(a) above.

(c) During the period covered by this report, no implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a) above were granted.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Directors has determined that independent directors Garry L. Moody, Marshall C. Turner, Jr. and Jorge A. Bermudez qualify as audit committee financial experts.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) - (c) The following table sets forth the aggregate fees billed by the independent registered public accounting firm Ernst & Young LLP, for the Fund’s last two fiscal years for professional services rendered for: (i) the audit of the Fund’s annual financial statements included in the Fund’s annual report to stockholders; (ii) assurance and related services that are reasonably related to the performance of the audit of the Fund’s financial statements and are not reported under (i), which include advice and education related to accounting and auditing issues and quarterly press release review (for those Funds which issue press releases), and preferred stock maintenance testing (for those Funds that issue preferred stock); and (iii) tax compliance, tax advice and tax return preparation.

		Audit Fees	Audit-Related Fees	Tax Fees
AB FlexFee High Yield Portfolio	2019	$111,951	$—	$26,517
	2020	$111,951	$—	$6,219

(d) Not applicable.

(e) (1) Beginning with audit and non-audit service contracts entered into on or after May 6, 2003, the Fund’s Audit Committee policies and procedures require the pre-approval of all audit and non-audit services provided to the Fund by the Fund’s independent registered public accounting firm. The Fund’s Audit Committee policies and procedures also require pre-approval of all audit and non-audit services provided to the Adviser and Service Affiliates to the extent that these services are directly related to the operations or financial reporting of the Fund.

(e) (2) All of the amounts for Audit Fees, Audit-Related Fees and Tax Fees in the table under Item 4 (a) – (c) are for services pre-approved by the Fund’s Audit Committee.

(f) Not applicable.

(g) The following table sets forth the aggregate non-audit services provided to the Fund, the Fund’s Adviser and entities that control, are controlled by or under common control with the Adviser that provide ongoing services to the Fund:

		All Fees for Non-Audit Services Provided to the Portfolio, the Adviser and Service Affiliates	Total Amount of Foregoing Column Pre- approved by the Audit Committee (Portion Comprised of Audit Related Fees) (Portion Comprised of Tax Fees)
AB FlexFee High Yield Portfolio	2019	$870,572	$26,517
			$—
			$(26,517)
	2020	$904,270	$6,219
			$—
			$(6,219)

(h) The Audit Committee of the Fund has considered whether the provision of any non-audit services not pre-approved by the Audit Committee provided by the Fund’s independent registered public accounting firm to the Adviser and Service Affiliates is compatible with maintaining the auditor’s independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the registrant.

ITEM 6. INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the registrant.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Directors since the Fund last provided disclosure in response to this item.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3 (c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no changes in the registrant’s internal controls over financial reporting that occurred during the second fiscal quarter of the period that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 13. EXHIBITS.

The following exhibits are attached to this Form N-CSR:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

12 (a) (1)	Code of Ethics that is subject to the disclosure of Item 2 hereof

12 (b) (1)	Certification of Principal Executive Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (b) (2)	Certification of Principal Financial Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (c)	Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): AB Bond Fund, Inc.

By:	/s/ Robert M. Keith
Robert M. Keith
President

Date:	February 26, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Robert M. Keith
Robert M. Keith
President

Date:	February 26, 2021

By:	/s/ Joseph J. Mantineo
Joseph J. Mantineo
Treasurer and Chief Financial Officer

Date:	February 26, 2021